                             eVISION USA.COM, INC.
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             eVISION USA.COM, INC.
 ................................................................................
                (Name of Registrant as Specified in its Charter)

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eVISION USA.COM, INC.
Suite 500
1888 Sherman Street
Denver, Colorado 80203

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on November 7, 2001

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Meeting”) of eVision USA.Com, Inc., a Colorado corporation (the “Company”), will be held in Suite 500, 1888 Sherman Street, Denver, Colorado 80203, on November 7, 2001, at 10:00 a.m. Mountain Time, for the purpose of considering and voting upon proposals to:

°	approve the sale to Online Credit Limited of (i) all debt, equity and derivative instruments of eBanker USA.com, Inc. owned by the Company, except such instruments owned by the Company’s subsidiary American Fronteer Financial Corporation, (ii) all shares of Global Growth Management Inc., a wholly owned subsidiary of the Company, and (iii) 1,050,000 shares of the common stock of Global Med Technologies, Inc., a consolidated subsidiary of eBanker, all in exchange for (i) the cancellation of $7,314,316 of debt owed by the Company to Online Credit Limited and (ii) the grant of an option by eBanker, backed by an option hedge agreement between eBanker and Online Credit, to the Company to purchase 543,177 shares, or approximately 50% of Online Credit Limited’s ownership after the proposed transfer described above, approximately 20% of the total outstanding common stock, of the common stock of eBanker that is exercisable at $4.07 per share on or before December 31, 2001, at $4.31 per share on or before December 31, 2002 and at $4.57 per share on or before December 31, 2003, and that will expire on December 31, 2003;and

°	approve the adoption of an amendment to the Company’s Articles of Incorporation to change the Company’s name to “eVision International, Inc.”

        Only stockholders of record at the close of business on August 30, 2001 are entitled to notice of and to vote at the Meeting and at any adjournment thereof.

        The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All stockholders are cordially invited to attend the Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                                                                                                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                                                          FAI H. CHAN, CHAIRMAN

Denver, Colorado
October 11, 2001

eVISION USA.COM, INC.
Suite 500
1888 Sherman Street
Denver, Colorado 80203

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 7, 2001

        This proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors of eVision USA.Com, Inc. (the “Company”) to be used at the Special Meeting of Stockholders (the “Meeting”) to be held in Suite 500, 1888 Sherman Street, Denver, Colorado 80203, on November 7, 2001 at 10:00 a.m. Mountain Time, and at any adjournment(s) thereof.

        This Proxy Statement and the accompanying Proxy will be mailed to the Company’s stockholders on or about October 16, 2001.

        Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by: (i) giving written notice of the revocation to the Company’s corporate secretary; (ii) voting in person at the Meeting; or (iii) voting again by submitting a new proxy card. Only the latest dated proxy card, including one which a person may vote in person at the Meeting, will count. If not revoked, the Proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy by the stockholder, or, if no instructions are indicated, will be voted FOR the sale to Online Credit Limited of (i) all debt, equity and derivative instruments of eBanker USA.com, Inc. owned by the Company, except such instruments owned by the Company’s subsidiary American Fronteer Financial Corporation, (ii) all shares of Global Growth Management Inc., a wholly owned subsidiary of the Company, and (iii) 1,050,000 shares of the common stock of Global Med Technologies, Inc., a consolidated subsidiary of eBanker, all in exchange for (i) the cancellation of $7,314,316 of debt owed by the Company to Online Credit Limited, (ii) the grant of an option by eBanker, backed by an option hedge agreement between eBanker and Online Credit, to the Company to purchase 543,177 shares, or approximately 50% of Online Credit Limited’s ownership after the proposed transfer described above, approximately 20% of the total outstanding common stock, of the common stock of eBanker that is exercisable at $4.07 per share on or before December 31, 2001, at $4.31 per share on or before December 31, 2002 and at $4.57 per share on or before December 31, 2003, and that will expire on December 31, 2001 and FOR the amendment to the Company’s Articles of Incorporation to change the Company’s name to “eVision International, Inc.”

VOTING SECURITIES

        Voting rights are vested in the holders of the Company’s $0.01 par value common stock (“Common Stock”) and in the holders of the Company’s Convertible Series B-1 Preferred Stock (“Convertible Series B-1”), with each share entitled to one vote. The holders of shares of Common Stock and of shares of Convertible Series B-1 will vote together as a class. Only stockholders of record at the close of business on August 30, 2001 are entitled to notice of and to vote at the Meeting or any adjournments thereof. On August 30, 2001 the Company had 26,895,065 shares of Common Stock outstanding and 1,524,872 shares of Convertible Series B-1 outstanding.

ACTION TO BE TAKEN AT MEETING

        The Meeting has been called by the Board of Directors of the Company (the “Directors”) to consider and act upon proposals to:

°	approve the sale to Online Credit Limited of (i) all debt, equity and derivative instruments of eBanker USA.com, Inc. owned by the Company, except such instruments owned by the Company’s subsidiary American Fronteer Financial Corporation, (ii) all shares of Global Growth Management Inc., a wholly owned subsidiary of the Company, and (iii) 1,050,000 shares of the common stock of Global Med Technologies, Inc., a consolidated subsidiary of eBanker, all in exchange for: (i) the cancellation of $7,314,316 of debt owed by the Company to Online Credit Limited, (ii) the grant of an option by eBanker, backed by an option hedge agreement between eBanker and Online Credit, to the Company to purchase 543,177 shares, or approximately 50% of Online Credit Limited’s ownership after the proposed transfer described above, approximately 20% of the total outstanding common stock, of the common stock of eBanker that is exercisable at $4.07 per share on or before December 31, 2001, at $4.31 per share on or before December 31, 2002 and at $4.57 per share on or before December 31, 2003, and that will expire on December 31, 2003; and

°	approve the adoption of an amendment to the Company’s Articles of Incorporation to change the Company’s name to “eVision International, Inc.”

        The holders of a majority of the combined outstanding shares of Common Stock and Convertible Series B-1 present at the Meeting in person or represented by proxy shall constitute a quorum. If a quorum is present, the affirmative vote of a majority of the aggregate outstanding shares shall be the act of the stockholders. Brokers are not permitted to vote on the proposal where they have not received any instruction from their clients on how to vote on a particular proposal. The absence of such votes on the proposal are “broker nonvotes.” Abstentions and broker nonvotes will be counted as present for purposes of the proposal and will count as votes against the proposal.

Agreement by Online Credit group of companies to allocate their vote

        Online International Limited (“Online International”), the parent of the Company, Online Credit Limited (“Online Credit”), a subsidiary of Online International, and eCredit Singapore (Pte) Ltd., (“eCredit”), a subsidiary of Online Credit, have agreed to vote their shares of the Common Stock in the same percentages for and against the proposals as are received from the other voting shareholders of the Company.

SUMMARY TERM SHEET

°	As of June 30, 2001, the Company owed approximately $8.5 million to Online Credit, the Company’s largest shareholder. See “Principal Stockholders and Security Ownership of Management” below.

°	The Company is proposing to sell a substantial amount of its assets in return for the cancellation of $7,314,316 of its debt to Online Credit and the grant of an option to purchase 543,177 shares of eBanker common stock. See “Transaction – Terms” below.

°	The Board of Directors considered various factors both for and against the proposed transaction. See “Transaction – Factors Considered” below.

°	Due to conflicts of interest, each of the members of the Board of Directors has determined that they should make no recommendation on the proposed transaction. See “Transaction – Certain Relationships” below.

PROPOSAL NUMBER ONE
APPROVAL OF ASSET SALE

        The Board of Directors has determined that, because of conflicts of interest, they should make no recommendation on this proposal. The Board of Directors has determined that each of its members have conflicts of interest because of their relationships with Online Credit, Online International, Global Med and eBanker, as set forth below under “Certain Relationships.” The Company entered into the agreement because it concluded that the positive factors of the agreement outweighed the negative factors as discussed below under “Factors Considered.”

        The terms of the sale of the assets to Online Credit are set forth in the Asset Purchase Agreement, as amended, attached to this proxy statement as Exhibit B. The following summary is qualified in its entirety by reference to the Asset Purchase Agreement. This transaction is considered a sale of substantially all of the assets of the Company.

Terms

        The Company has agreed to deliver the following assets to Online Credit to reduce its current debt to Online Credit by $7,314,316, and to receive a grant of an option by eBanker, backed by an option hedge agreement between eBanker and Online Credit, to purchase 543,177 shares, or approximately 50% of Online Credit Limited’s ownership after the proposed transfer described above, approximately 20% of the total outstanding common stock, of the common stock of eBanker that is exercisable at $4.07 per share on or before December 31, 2001, at $4.31 per share on or before December 31, 2002 and at $4.57 per share on or before December 31, 2003, and that will expire on December 31, 2003:

°	one Series A preferred share of eBanker that entitles the holder to 50% of the vote for the Board of Directors of eBanker;

°	1,083,533 shares of common stock of eBanker;

°	warrants to purchase 330,000 shares of eBanker common stock at a price of $3.00 per share expiring August 11, 2003;

°	warrants to purchase 307,692 shares of eBanker common stock at a price of $8.00 per share expiring March 31, 2005

°	warrants to purchase 307,692 shares of eBanker common stock at a price of $9.00 per share expiring March 31, 2005;

°	$660,000 of 10% convertible debentures issued by eBanker;

°	1,050,000 shares of Global Med common stock;

°	one share of Global Growth, Inc. common stock, which represents the entire outstanding stock of Global Growth, Inc., a wholly-owned property holding subsidiary of the Company; and

°	the cancellation of all intercompany payables (approximately $900,000) owed to the Company from Global Growth, Inc.

        On June 27, 2001, these assets were pledged to secure the Company’s performance under all convertible debentures currently outstanding to Online Credit. As consideration for the pledge, Online Credit agreed to reduce the interest rate from 12% to 2% on a $589,889 convertible debenture due June 4, 2006 that was recently issued to Online International. Online International received this convertible debenture for paying the cash portion of the Convertible Series B-1 dividend of the Company as of April 30, 2001 pursuant to its guaranty of the payment of the same. See “Certain Relationships – Online International Limited – Convertible Series B-1 Dividend Guaranty” below. The $589,889 convertible debenture was subsequently assigned by Online International to Online Credit.

        In addition to the $589,889 convertible debenture described above, upon the approval of this transaction, the Company will still owe Online Credit approximately $600,000, primarily representing a convertible debenture bearing interest at a rate of 8% per annum and due in 2007. Also upon approval of this transaction, the Company has agreed, subject to the consent of eBanker, to cancel its management agreement with eBanker, described below, and, as described above, to cancel approximately $900,000 owed by Global Growth to the Company.

        Values given to the assets being transferred were determined and agreed to by the Board of Directors of the Company and Online Credit and were based on market values at the time of the agreement in case of the shares of Global Med and recent transactions in the case of the shares of eBanker and Global Growth.

        On June 6, 2001, Fai H. Chan, agreed to relinquish his options to purchase 9,000,000 shares of Common Stock. The options were from two different grants between November 25, 1998 and January 28, 1999 and were exercisable for 10 years from the date of their respective grant dates at prices ranging from $0.20 to $0.30 per share.

        On August 19, 2001, Online Credit agreed to cancel the remaining $7,000,000 available under an option to purchase convertible debentures of the Company.

Factors Considered

        The factors set forth below were considered by the Board of Directors both for and against the asset sale and resultant debt reduction proposed to be voted upon at the Meeting.

        Factors that were considered to be FOR the sale of assets and resultant debt reduction:

°	Reduces the likelihood of default on debt. The Company does not anticipate being able to service its debt payments with its expected cash flow. The debt reduction from the sale of the assets will reduce the Company’s current debt interest payments from approximately $800,000 per year to approximately $60,000 per year. This will reduce the likelihood that the Company will default on its debt interest payments. If the Company does not reduce its debt interest payments, it will likely default on these loans. Default on the loans may result in the acceleration of all of the amounts due and corresponding foreclosure.

°	Increases possibility of payment of preferred stock dividends by the Company. The Company was unable to pay the most recent cash dividend payable to the holders of its Convertible Series B-1 due to the provisions of Section 7-106-401 of the Colorado Business Corporation Act. This section prohibits distributions to shareholders if, after giving them effect: (i) the Company would not be able to pay its debts as they become due in the usual course of business, or (ii) the Company’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. As a result, Online International made the payment pursuant to a guarantee. For this payment, Online International received a $589,889 convertible debenture from the Company. The debenture was subsequently assigned to Online Credit. The guarantee terminates in October 2002. The elimination of a significant portion of the convertible debentures will reduce the negative impact that the interest expense has on stockholder’s equity helping to allow for possible dividends in the future.

°	Reduces significant overhang of shares in the market. In June 2001, Mr. Fai H. Chan agreed to cancel options to purchase 9,000,000 common shares of eVision. In August of 2001, Online Credit agreed to cancel the option of purchasing $7,000,000 in convertible debentures. The elimination of a substantial portion of the debt convertible into Common Stock reduces potential dilution, including Online International’s beneficial ownership from 35,379,709 shares or 62% to 15,353,807 or 41% as of July 31, 2001.

°	Improves financial structure for future operations. The asset sale will allow the Company to better manage its remaining liabilities, thereby increasing the probability of the Company’s continued survival. Management anticipates that these actions, accompanied with the reduction of potential dilution and the elimination of significant debt through the proposed sale of assets, will put the Company in a position to better realize the value of its remaining assets, to continue to explore new business opportunities and to position the Company to attract new capital when the right market conditions present themselves.

°	Maintains upside opportunities through derivative stock ownership in eBanker and Global Med. The Company will retain warrants to purchase 1,000,000 shares of Global Med common stock and receive an option to purchase 543,177 shares of eBanker common stock. These warrants and option will allow the Company to participate in any increase in the value of Global Med and eBanker’s common stock without any interest carrying cost commitment to the Company associated with such upside.

°	Proposed assets to be sold have not produced positive cash flow to the Company. The proposed assets to be sold have not historically generated positive cash flow that would significantly offset the interest payments on the convertible debentures proposed to be transferred, nor are they anticipated to do so in the immediate future. In addition, it is probable that Global Growth, Inc. will require additional capital from the Company to from time to time to remain current on its outstanding mortgage obligations.

        Factors that were considered to be AGAINST the sale of assets and resultant debt reduction:

°	Online Credit may continue to assist the Company. Online Credit may not elect to fully act on its rights to accelerate the debt. Online Credit has agreed to receive interest on the convertible debentures in cash or in shares of the Company’s common stock, at the Company’s option, until April 1, 2002. Online Credit may elect to accept future debt interest payments in the Company’s common stock in lieu of cash past April 1, 2002. Both of these situations would enable the Company to continue its operations for a period of time during which the Company could experience positive events that would enable it to satisfy its debt obligations and retain its assets.

°	Loss of ownership in potential increase in value of assets sold. In general, the assets sold may appreciate and produce significant positive cash contribution to the owner thereof in the future. Specifically, Global Med has been involved in lengthy discussions with a third party to create a relationship that would significantly increase Global Med’s market share in the supply of management software for blood banks, hospitals, centralized transfusion centers and other healthcare related facilities. If this relationship were to come to fruition, it is anticipated that the Global Med common stock will significantly increase in value and the Company’s benefit would be lessened by the shares sold through this proposal. In addition, eBanker has entered into an agreement with Online Credit whereby Online Credit will assist eBanker in obtaining control of a Hong Kong Stock Exchange listed company. eBanker plans to obtain control of this company through the exchange of its ownership in Global Med. In the event this transaction is successful, the value of the stock of Global Med and eBanker may increase.

°	Lack of cash to exercise option. The Company may not have cash necessary to exercise the option to purchase 543,177 shares of the common stock of eBanker. The Company is receiving an option to purchase common stock of eBanker exercisable at $4.07 per share on or before December 31, 2001, at $4.31 per share on or before December 31, 2002 and $4.57 per share on or before December 31, 2003, and will expire on December 31, 2003. Although the Company is entitled to receive this option under the proposal, the Company may not have the cash to exercise the option and this would not allow the Company to participate through the exercise of the option, in the increase in the value of Global Med and eBanker’s common stock. The Company may, however, be able to realize value in the option through alternative means if the options is in-the-money.

°	Concentrates the success of the Company on the success of the Company’s remaining assets. By the reducing of the Company’s ownership in its most significant asset, ownership in eBanker, the Company’s success becomes more dependant on its other assets such as the option to purchase 543,177 common shares in eBanker and it’s ownership in Global Med, Q6 Technologies, Inc., Skyhub Asia Holding Ltd and its other marketable securities.

Certain Relationships

Online International Limited

        Messrs. Fai H. Chan, Kwok Jen Fong and Tony T.W. Chan are all directors of Online International, Mr. Robert Trapp is a former director of Online International, and Mr. Fai H. Chan is the Chairman and Managing Director of Online International.

Convertible Debentures

        The Company previously sold Online Credit a 10 year $4,000,000 10% convertible debenture that is convertible into shares of Common Stock at a price of $0.53125 per share until December 15, 2007, unless sooner paid, and an option to purchase an $11,000,000 10% convertible debenture that was convertible into shares of Common Stock at a price of $0.61 per share until 10 years from the date of issue unless sooner paid. Subsequently, Online Credit partially exercised the option and purchased 10% convertible debentures totaling $3,500,000. On September 23, 1998, Online Credit and the Company agreed to amend the terms of the remaining $8,500,000 of the $11,000,000 10% convertible debenture by increasing the interest rate to 12%, changing the conversion price to the lower of $0.35 or the fair market value per share and changing the default conversion price to $0.10 per share. $500,000 was subsequently exercised under those terms. On August 19, 2001, Online Credit agreed to cancel the remaining $7,000,000 unexercised amount available under the option.

        Online Credit had purchased a total of $8,000,000 of convertible debenture. The principal is due in 10 years from Leisure except for one installment of $500,000 that was due March 1999. The installments due date was extended to March 2001. The Company paid Online Credit a fee of 3%, or $15,000 for the extension. On January 17, 2001, Online Credit agreed to extend the $500,000 due March 2001 until March 2002 for a fee of 1% or $5,000.

        Interest payments that were due through September 30, 2000, arising out of convertible debentures acquired pursuant to the convertible debenture agreement, were paid by the issuance of shares of Common Stock. The values of the shares of Common Stock were determined in accordance with the convertible debenture agreement. Online Credit has agreed to allow the Company to pay interest on these convertible debentures in cash or in shares of Common Stock, at the Company’s option, until April 1, 2002.

        It is these outstanding convertible debentures that the Company is using as partial consideration for the sale of the assets that will be voted on at the Meeting.

Convertible Series B-1 Dividend Guaranty

        Online International has guaranteed through October 31, 2002, the payment of each annual 8% cash dividend on the Convertible Series B-1 that was issued by the Company if such dividend is not paid by the Company. In consideration for making such guaranty, the Company issued an affiliate of Online International 250,000 shares of Common Stock which had a value of $62,500 based on the closing price of $0.25 per share of the Common Stock on the date of the agreement. If Online International is required to make payment as a result of its guaranty, Online International or its designee will receive a 12% convertible debenture equivalent to the amount that Online International is required to pay on the guaranty unless the act of the Company in giving Online International or its designee the 12% convertible debenture would be deemed to be an illegal distribution under the Colorado Business Corporation Act. In such event, Online International or its designee would receive, instead of a 12% convertible debenture, the number of shares of Common Stock as is equal to the total amount of the dividend paid divided by 90% of the conversion price of the Common Stock as defined in the 12% convertible debenture. In general, the conversion price of the convertible debenture will be the market price of the Common Stock on the date of conversion.

        Online International paid the most recent cash dividend due on the Convertible Series B-1 and in return received a $589,889 12% convertible debenture due June 4, 2006. The convertible debenture was assigned to Online Credit. Subsequently, the interest rate on this convertible debenture was reduced to two percent in return for the Company’s pledge of the assets proposed to be transferred to Online Credit.

Option Hedge Agreement

        On August 19, 2001, in order to provide eVision with continued upside in eBanker representing approximately 50% of Online Credits ownership after the proposal transfer of the common stock of eBanker, eBanker and Online Credit entered into an option hedge agreement whereby Online Credit agreed to the cancellation and return of common shares of eBanker equal to the number of common shares that are purchased by the Company in the exercise of the option agreement dated August 19, 2001. As part of the option hedge agreement, eBanker agreed to pay Online Credit the proceeds received by eBanker from the exercise of the option agreement by the Company less a fee of $0.25 per share.

2001 Convertible Debenture

        Online International purchased a convertible debenture in the amount of $60,000 from eVision on October 2, 2001. The debenture is convertible at the market price, is due October 2, 2002 and accrues interest at 12% per annum. Interest is payable quarterly, and at the option of Online International, is payable in cash or common shares of eVision.

eBanker USA.com, Inc.

        Messrs. Fai H. Chan, Kwok Jen Fong and Robert H. Trapp are directors of eBanker and Messrs. Fai H. Chan, Robert H. Trapp and Gary L. Cook are officers of eBanker.

        In March 1999, the board of directors of Fronteer Development, Inc. with the approval of the Company, agreed to cause Fronteer Development to merge into eBanker, which was a Colorado corporation formed for the merger. The merger was effective March 4, 1999. As a result of the merger, the Fronteer Development Class B Common Stock, which had a 30 to 1 voting preference and was owned by the Company (giving the Company 96% of the voting power and 46% of the equity interest), was exchanged for an equivalent number of shares of eBanker common stock. The eBanker common stock has one vote per share. After the merger, the Company held 46% of the voting and equity interest in eBanker. In addition, the articles of incorporation of eBanker designated a share of Series A Preferred Stock. The Series A Preferred Stock gives the holder 50% of the vote in the election of Directors of eBanker. eBanker sold the Series A Preferred Stock for $1,000 to the Company.

        The Company is proposing to sell the share of Series A Preferred Stock as a part of the asset sale that will be voted on at the Meeting.

        In March 2000, eBanker acquired from MBf Card International Limited a non-revolving interest in certain outstanding credit card accounts receivable for a total consideration of $7,625,062, which represented a discount of $1,601,976 from the total book value of the outstanding balances of the credit card accounts receivable of $9,227,038. This total outstanding of $9,227,038 consisted of approximately 92% of current accounts receivable and approximately 8% of 1 to 30 days past due accounts receivable. Approximately 60% of the initial consideration, or $4,645,040, was paid at the time of closing and the remaining balance was offset against collections as the related credit card receivables were collected. Of the total purchase discount of $1,601,976, $800,000 was allocated to an allowance for doubtful accounts and the remaining discount of $801,976 is being accreted to income over a period of 18 months, the estimated life of the credit card accounts receivable.

        Concurrent with the acquisition of the credit card portfolio by eBanker, Online Credit acquired MBf and changed the name of MBf to Online Credit Card Limited (“OCCL”). OCCL processes the credit card collections for eBanker, and remits collections to eBanker on a monthly basis, and manages and absorbs the costs associated with (i) the administration and overhead of the portfolio including rent, utilities, salaries, wages, benefits, and hardware, software and other equipment costs, (ii) the underlying cards’ benefits and bonus points program, (iii) one-third of any charge-offs and (iv) providing 24-hour customer support. eBanker estimates that it paid OCCL approximately $1,413,000 related to processing collections for the year ended September 30, 2000. In addition to the accretion of the discount, eBanker earns 10% interest on the outstanding credit card accounts. For the year ended September 30, 2000, after payment of the fees related to processing collections of approximately $1,413,000, eBanker earned recognized interest income of approximately $393,000 plus the discount accretion of $209,279, for a total of $602,279. In addition, eBanker paid OCCL a one-time fee of approximately $100,000 related to its share of legal, audit, and other fees as part of the acquisition of the credit card accounts receivable.

        For the nine months ended June 30, 2001, after payment of the fees related to processing collections of approximately $254,000, eBanker recognized interest income of approximately $140,000 plus the discount accretion of $562,000, for a total of $702,000. As of June 30, 2001, the credit card accounts receivable balance was offset completely by an unamortized discount of $30,207. As of September 30, 2000, the credit card accounts receivable balance, net of unamortized discount of $592,697 and allowance for doubtful accounts of $537,840, was $2,296,398.

        During the nine months ended June 30, 2001, eBanker and Online Credit entered into agreements to lend a total of approximately $16,700,000 to nine unaffiliated Hong Kong companies through credit card facilities. eBanker and Online Credit share in the loans and eBanker’s share of the facilities was $9,000,000. The credit card facilities bear interest at the rate of 3% per month and are administered by Online Credit. In exchange for Online Credit’s administration of the facilities, legal documentation and due diligence, eBanker pays Online Credit 10% per annum on eBanker’s share of the outstanding balances. eBanker’s share of the balance outstanding as of June 30, 2001 was $2,508,000 including interest and net of allowances of $1,993,000.

        eBanker has entered into a management agreement with the Company to assist in the management of eBanker’s business including providing assistance in (i) the identification of lending opportunities, (ii) credit analysis of potential borrowers, (iii) structure of loans, including yield-enhancing equity participation and collateral arrangements and (iv) administration of loans. In exchange for such services, the Company was paid an annual fee equal to 10% of eBanker’s pretax profits as determined from eBanker’s annual audited financial statements. eBanker paid a management fee of $146,395 to the Company during the Company’s fiscal year ended September 30, 2000. eBanker has not paid nor accrued a management fee for the nine months ended June 30, 2001. During the fiscal year ended September 30, 2000 and during the nine months ended June 30, 2001 eBanker incurred approximately $157,551 and $498,885, respectively, in costs and expenses outside the terms of the management agreement that were paid for by the Company and reimbursed by eBanker, of which a good portion is directly or indirectly related to litigation or audit overruns created by a shareholder’s unfounded accusations. As part of the sale of the assets to be voted on at the Meeting, the Company has agreed to terminate this agreement, subject to the consent of eBanker.

        During the year ended September 30, 2000, the Company purchased 56,000 shares of eBanker common stock, 280,000 common stock warrants and convertible debentures of $560,000 from eBanker shareholders for $571,628. The Company also purchased 307,692 shares of newly issued common stock directly from eBanker for $1,999,998. As a result, the Company owned 39% of the outstanding common stock of eBanker as of September 30, 2000. Subsequent to year end, the Company purchased 10,000 shares of eBanker common stock, 50,000 common stock warrants and Convertible Debentures of $100,000 from eBanker shareholders for $100,000.

        Fai H. Chan the Chief Executive Officer and a Director of the Company and of Online International, and Kwok Jen Fong, a Director of the Company and Online International, own options to purchase 500,000 and 100,000 common shares, respectively, in eBanker exercisable at $3.00 per share, and options to purchase 250,000 and 150,000 common shares, respectively, in Global Med exercisable at $0.78 per share.

        eBanker is principally engaged in high-leveraged financing arrangements to underserved financial markets. eBanker currently offers customized financial products and services including global secured credit cards, corporate credit cards, customized corporate financing, share financing, bond financing and property development financing. Global Growth was incorporated principally to engage in property investments. The primary asset of Global Growth consists of ownership in commercial property in Vancouver, British Columbia, Canada, including a mortgage thereon of approximately $800,000.

        On April 5, 2001, eBanker entered into a loan agreement with a previously unaffiliated entity for $500,000, bearing interest at a rate of 12% per annum, payable quarterly for a term of 36 months. The loan is secured by certain assets of the entity including, but not limited to, the current and future intellectual property (trademarks, software, copyrights, technology, licenses, and patented technology), marketable securities and stock of the entity that is not owned by the entity itself. eBanker received a commitment fee equal to 10% of the entity’s common stock. Two of the entity’s principals are members of the board of directors of the Company.

        On September 19, 2001, eBanker and online Credit entered into an Acquisition Support Engagement Agreement, which will require Online Credit to assist and advise eBanker in a proposal to gain control of Tem Fat Hing Fung (Holdings) Limited, a Bermuda company listed on the Stock Exchange of Hong Kong, that is presently in provisional liquidation (“Tem Fat”). Online Credit, as a creditor of Tem Fat, is positioned to influence and negotiate with the other creditors of Tem Fat. If it is able to gain control of Tem Fat, eBanker intends to position certain assets within the Tem Fat entity. Under the Acquisition Support Engagement Agreement, eBanker agreed to pay to Online Credit certain fees of $750,000. A non-refundable $500,000 portion of these fees is being paid for Online Credit’s commitment to withdraw, and continue to withhold, a proposal that it had previously made to the creditors of Tem Fat to position certain of its assets into Tem Fat. In addition, eBanker may be required to pay a performance fee to Online Credit.

Global Med Technologies, Inc.

        The officers and directors of the Company are Fai H. Chan, Robert H. Trapp, Kwok Jen Fong, Jeffrey M. Busch, Robert Jeffers, Jr., Tony T.W. Chan and Gary L. Cook. Other than Robert Jeffers, Jr., all are directors of Global Med.

        Tony T.W. Chan, owns options to purchase 50,000 common shares in Global Med exercisable at $0.66 per share. Mr. Busch owns 300,000 shares of common stock of Global Med and also owns options and warrants to purchase 1,000,000 common shares of Global Med at $.78 per share. Mr. Fai H. Chan owns options to purchase 250,000 common shares of Global Med at $.78 per share. Mr. Fong owns options to purchase 150,000 common shares of Global Med at $.78 per share. Mr. Cook owns 7,000 shares of common stock of Global Med and owns options to purchase 50,000 common shares of Global Med at $.78 per share. Mr. Trapp owns options to purchase 50,000 common shares of Global Med at $.78 per share.

        In April 1998, Online Credit and Fronteer Capital, Inc. entered into financing agreements with Global Med. Online Credit committed to extend a line of credit in the amount of $1,500,000 and Fronteer Capital committed to extend $1,650,000 under separate agreements. The interest rate under both agreements was 12%. In consideration for the commitments, Online Credit and Fronteer Capital were granted warrants to purchase 6,000,000 and 1,000,000 shares, respectively, of Global Med common stock exercisable at $0.25 per share. Fronteer Capital was granted an additional warrant to acquire 5,000,000 shares of Global Med common stock at $0.25 per share upon the initial borrowing under the financing agreement. Additionally. Online Credit was granted the right to appoint five members to the board of directors of Global Med as long as there are any amounts outstanding under its original agreement. Online Credit has appointed such members to the board of directors of Global Med. In the event of default, amounts due under these commitments were convertible into common shares of Global Med at $0.05 per share.

        At September 30, 1998, Global Med had borrowed $1,500,000 on the Online Credit agreement and there were no amounts outstanding under the Fronteer Capital commitment.

        In October 1998, eBanker and Global Med agreed to an assignment of the loan commitment from Fronteer Capital, excluding the warrant to purchase 1,000,000 shares of common stock issued in connection with the commitment. eBanker was issued a warrant to purchase 5,000,000 shares of Global Med common stock at $0.25 per share upon initial borrowing under the financing agreement in October 1998. Additionally, in October 1998, eBanker purchased from Online Credit $1,000,000 of its $1,500,000 total notes receivable from Global Med and a warrant to purchase 4,000,000 shares of common stock of Global Med at $0.25 per share for a total purchase price of $1,100,000. In November 1998, Global Med owed eBanker the $1,650,000 under Fronteer Capital’s original financing agreement plus the $1,000,000 under Online Credit’s original financing agreement for a total of $2,650,000. Amounts borrowed under these agreements were initially due in April 1999.

        In March 1999, Online Credit exercised its remaining 2,000,000 warrants for cancellation of the remaining $500,000 it had extended to Global Med. Additionally, eBanker extended the due date for the $2,650,000 outstanding under its financing agreements with Global Med until April 15, 2000. In consideration for the extension, eBanker was paid a 2% fee in the form of 42,400 shares of Global Med common stock and the default conversion feature of the loans was increased from $0.05 per share to $0.25 per share.

        In March 1999, eBanker extended a $750,000 bridge loan to Global Med due in December 1999. The bridge loan was convertible into common shares of Global Med at the rate of $1.13 per share. The bridge loan bears interest at 12% and eBanker was paid a 2% commitment fee in the form of 13,275 shares of Global Med’s common stock.

        In April 1999, Online Credit entered into a bridge loan commitment with Global Med for $2,000,000 due in April 2000. The bridge loan was convertible into shares of Global Med at the rate of $1.15 per share. The bridge loan bears interest at 12% and Online Credit was paid a 5% commitment fee in the form of 86,957 shares of Global Med’s common stock.

        At September 30, 1999, $3,400,000 was outstanding under eBanker’s financing agreements with Global Med and $2,000,000 remained available under the bridge loan commitment of Online Credit.

        In October 1999, Online Credit, as agreed to by Global Med, assigned its $2,000,000 bridge loan commitment to Global Med and transferred to eBanker the 86,957 shares of Global Med common stock issued in consideration for the loan commitment to eBanker. Also in October 1999, the Company and eBanker entered into a lock up agreement whereby Global Med issued 50,000 and 450,000 shares of its common stock to the Company and eBanker, respectively, in consideration for the Company and eBanker agreeing to restrict sales of their holdings of Global Med common stock and warrants for a period of one year.

        In December 1999, the $750,000 bridge loan was extended to September 2000. In consideration for the extension, eBanker received a 2% fee in the form of 13,275 shares of Global Med common stock and the conversion rate was reduced from $1.15 per share to $0.50 per share.

        In April 2000, the $2,650,000 loans and the $2,000,000 bridge loan were extended to January 2001. Under the terms of the extension, if the loans were not repaid by January 2001, they would automatically extend to April 2001, the conversion features would be eliminated and eBanker would be granted warrants to acquire Global Med common stock at $0.50 per share. The number of warrants to be issued would be based on the total principal and interest outstanding divided by the exercise price of $0.50 per share. A conversion feature was added to the $2,650,000 loan that entitled eBanker to convert the loan into shares of Global Med common stock at a rate of $1.68 per share. Additionally, the $750,000 bridge loan was extended to January 2001. In consideration for these extensions, eBanker was paid a 2% fee in the form of 160,000 shares of Global Med common stock.

        At September 30, 2000, a total of $5,400,000 was outstanding under the financing agreements between eBanker and Global Med and there were no remaining amounts available under the commitments.

        In November 2000, eBanker agreed to exercise warrants to purchase 8,000,000 shares of common stock of Global Med at $0.25 per share in exchange for $2,000,000 of its notes receivable from Global Med. The remaining $3,400,000 outstanding under the various financing agreements and accrued interest of $428,700 were combined into one agreement and the due date was extended to July 1, 2001. Global Med agreed to pay interest of 12% per annum on a semi-annual basis, with the first interest payment due May 19, 2001. The 8,000,000 shares of common stock were issued on February 28, 2001. In consideration for the extension of the remaining principal and interest, eBanker received a fee of 5% payable in 197,600 shares of common stock of Global Med. Because the principal and interest were not paid in full by July 1, 2001 the due date of the principal was automatically extended to July 1, 2003. Additionally, eBanker is entitled to be issued warrants to acquire up to 10,168,430 shares of Global Med common stock with an exercise price of $0.50 per share. Additionally, upon the occurrence of certain events related to a certain contract Global Med is negotiating, Global Med will have the right, in its discretion, to put its shares of common stock worth up to $1,500,000 to eBanker at $0.50 per share in the form of exchanging debt for common stock. The default conversion rate under this extension is $1.00 per share. As consideration for this provision, eBanker was issued 500,000 restricted shares of Global Med common stock. As a result of these transactions, eBanker gained control of Global Med and Global Med has been reflected in the Company’s consolidated financial statements as a consolidated subsidiary of eBanker effective November 19, 2000.

        On March 22, 2001, Global Med and eBanker entered into an interest payment option agreement that provides that Global Med will have the option, with five days prior written notice, to elect and pay to eBanker, before July 1, 2001, Global Med’s entire interest payment calculated for the life of the loan agreement dated November 19, 2000, in the form of 1,746,688 shares of Global Med common stock (calculated at $0.6875 per share, which was the closing bid price on March 22, 2001). In the event that Global Med pays any principal on the loan prior to July 1, 2003, eBanker will return a number of shares determined by calculating the pro-rata interest avoided due to early repayment of principal divided by $0.6875 per share. eBanker will make this calculation on July 1, 2001, July 1, 2002 and July 1, 2003.

        On June 20, 2001 Global Med elected to exercise the interest payment option. As a result, eBanker will be issued 1,746,688 shares of Global Med’s common stock as payment for the interest expense on the outstanding balance under the financing agreements through July 1, 2003.

        If Global Med defaults on the repayment of any amount borrowed under the combined note issued to eBanker, all existing members of the board of directors of Global Med will be required to resign and eBanker will have the right to appoint all new members.

        Global Med is a medical information technology company and provides information management software products and services to the healthcare industry. Global Med develops a software application that provides access to clinical information for chronic disease patients. Global Med also designs, markets and supports information management software products for blood banks, hospitals, centralized transfusion centers and other healthcare related facilities.

American Fronteer Financial Corporation

In October, 2001, eVision’s subsidiary, American Fronteer Financial Corporation filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code.

Financial Information

        Please see Exhibit A attached to this Proxy Statement for proforma financial information related to the proposed asset sale and selected financial data, financial statements and management’s discussion and analysis of financial condition and results of operations.

PROPOSAL NUMBER TWO

APPROVAL OF THE ADOPTION OF AN AMENDMENT
TO THE COMPANY’S ARTICLES OF INCORPORATION
TO CHANGE THE NAME OF THE COMPANY
TO “EVISION INTERNATIONAL, INC.”

        The Directors of the Company are recommending that Article I of the Company’s Articles of Incorporation be amended to change the name of the Company from “eVision USA.com, Inc.” to “eVision International, Inc.” The Directors of the Company recommend such change because the Directors believe that the current name has very little good will associated with it.

        If this proposal is approved, the officers of the Company will file an amendment to the Articles of Incorporation of the Company with the Colorado Secretary of State to amend Article 1. Upon the filing of this amendment, the name of the Company will change from “eVision USA.com, Inc.” to “eVision International, Inc.”

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL TO ADOPT AN AMENDMENT TO ARTICLE I OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY FROM EVISION USA.COM, INC. TO EVISION INTERNATIONAL, INC.

PRINCIPAL STOCKHOLDERS AND
SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth as of July 31, 2001 the number of shares of outstanding Common Stock and Convertible Series B-1 beneficially owned by each of the Company’s current directors and executive officers, sets forth the number of shares of Common Stock and Convertible Series B-1 beneficially owned by all of the Company’s current executive officers and directors as a group, and sets forth the number of shares of Common Stock and Convertible Series B-1 owned by each person who owned of record, or was known to own beneficially, more than 5% of the outstanding shares of Common Stock and Convertible Series B-1:

                                                                             Percent of
    Name and Address of               Amount and Nature                       Class if
    Beneficial Owner or                 of Beneficial          Percent of     Proposal
  Name of Officer or Director             Ownership             Class(2)      Approved
  ---------------------------         -----------------        ----------     --------

Fai H. Chan                            35,379,709  (3)(12)         62%           41%
2601, Island Place Tower
510 King's Road
North Point,
Hong Kong

Robert H. Trapp                           500,000  (4)(5)           2%            2%
1888 Sherman Street, Suite 500
Denver, Colorado 80203

Kwok Jen Fong                             200,000  (5)(6)           *             *
7 Temasek Blvd #43-03
Suntec Tower One
Singapore  038987

Jeffrey M. Busch                          310,000  (7)              1%            1%
3828 Kennett Pike, Suite 206
Greenville, DE  19807

Robert Jeffers, Jr.                        59,500  (8)              *             *
6101 16th St. SW Suite 511
Washington, DC  20011

Tony T. W. Chan                            30,000  (9)              *             *
1888 Sherman Street, Suite 500
Denver, Colorado 80203

Gary L. Cook                              400,282  (10)             1%            1%
1888 Sherman Street, Suite 500
Denver, Colorado 80203

All officers and directors             36,879,491  (11)            64%           45%
As a group (7 persons)

Online International Limited           35,379,709  (11)(12)        62%           41%
2601, Island Place Tower
510 King's Road
North Point,
Hong Kong

*Less than 1%

___________________

(1)	Except as indicated below, each person has the sole voting and/or investment power over the shares indicated.

(2)	Holders of outstanding shares of Convertible Series B-1 will vote at the Meeting together as a class with the holders of outstanding shares of Common Stock. Therefore, the “Percent of Class” column is calculated as a percentage of a class that includes the outstanding Common Stock and the outstanding Convertible Series B-1.

(3)	Includes shares of Common Stock beneficially owned by Online International. Mr. Chan is an executive officer, a director and an 11% stockholder of Online International.

(4)	Consists of 480,000 shares underlying stock options and 20,000 shares underlying warrants.

(5)	Mr. Fong is a director of Online International and Mr. Trapp was formerly a director of Online International. Messrs. Trapp and Fong disclaim beneficial ownership of the shares beneficially owned by Online International.

(6)	Consists of 200,000 shares underlying stock options.

(7)	Consists of 10,000 shares and 300,000 shares underlying stock options.

(8)	Consists of 9,500 shares and 50,000 shares underlying stock options.

(9)	Consists of 30,000 shares underlying warrants.

(10)	Consists of 16,949 shares, 353,333 shares underlying stock options and 30,000 shares underlying warrants.

(11)	Includes 25,926,662 shares underlying convertible debentures owned. Online International is the parent company of eCredit. eCredit is the parent company of Online Credit. 35,129,709 of the shares beneficially owned by Online International are beneficially owned by eCredit, of which 30,436,568 of the shares are beneficially owned by Online Credit. Of the 30,436,568 shares beneficially owned by Online Credit, 20,027,772 of the shares are beneficially owned pursuant to a convertible debenture agreement.

(12)	If the sale described in Proposal Number One is approved and is consummated, the number of shares of Common Stock beneficially owned by Fai H. Chan and Online International will be reduced to 21,252,697.

BUSINESS

        The Company is a holding company that was incorporated under the laws of the state of Colorado on September 14, 1988. As of June 30, 2001, the Company’s consolidated subsidiaries include companies that provide leveraged financing, transaction processing and the design, development and marketing of information management software products for the healthcare industry. In addition, until December 19, 2000, one of the Company’s significant subsidiaries operated as a broker/dealer in securities.

        The Company is majority owned by Online International and its subsidiary, Online Credit. Online International, the Company and its subsidiary, eBanker, are significant shareholders of Global Med. The Company and eBanker hold shares of common stock and warrants to purchase shares of common stock of Global Med. In addition, Global Med has outstanding balances due on various financing agreements with eBanker. eBanker has credit card accounts receivable with OCCL. Consequently, the Company, Online International, Online Credit, OCCL, eBanker and Global Med are considered related parties.

        The Company and certain of its subsidiaries have entered into significant related party transactions with Online International or certain of its subsidiaries. Mr. Fai H. Chan, as Chairman of the Company, or other members of the Board of Directors of the Company, may identify and establish the terms of various transactions into which the Company and its subsidiaries and Online International or certain of its subsidiaries may enter. Additionally, Mr. Chan is Chairman of Online International and Online International has provided funding in the past to the Company through the purchase of the Company’s convertible debentures.

eBanker USA.com, Inc.

        eBanker is a consolidated subsidiary of the Company. As of September 30, 2000, the Company owned 39% of the outstanding common stock and 100% of the outstanding preferred stock of eBanker. The common shareholders of eBanker are entitled to 50% of the votes to elect the members of the board of directors and the preferred shareholder is entitled to 50% of the votes to elect the members of the board of directors. eBanker has entered into a management agreement with the Company to assist in the management of eBanker’s business including providing assistance in the (i) identification of lending opportunities, (ii) credit analysis of potential borrowers, (iii) structure of loans, including yield-enhancing equity participation and collateral arrangements and (iv) administration of loans. In exchange for such services, the Company is entitled to an annual fee equal to 10% of eBanker’s pretax profits as determined from eBanker’s annual audited financial statements.

        eBanker was created with the purpose of providing a wide range of financial lending products and services. eBanker intends to identify, target and serve high-margin, global financial market segments. eBanker has been designed as a non-deposit taking, broad financial services entity, with the view of avoiding the regulations facing traditional financial institutions.

Global Med Technologies, Inc.

        Global Med was organized under the laws of the State of Colorado in December 1989. Global Med designs, develops, markets and supports information management software products for blood banks, hospitals, centralized transfusion centers and other healthcare related facilities.

        Global Med developed SAFETRACE® and SAFETRACE TX™. SAFETRACE® is a transfusion management information system that is designed to be used by hospitals and centralized transfusion centers to help insure the quality of blood transfused into patient-recipients. SAFETRACE TX™ provides electronic cross-matching capabilities to help insure blood compatibility with patient-recipients and will track, inventory, bill and document all activities with blood products from the time blood products are received in inventory to the time the blood products are used or returned to blood centers. SAFETRACE TX™ complements SAFETRACE® as the combined SAFETRACE TX™ and SAFETRACE® software system integrates hospitals with blood centers and provides a “vein-to-vein”™ tracking of the blood supply. The FDA requires all blood tracking application software vendors to submit a 510(k) application for review. The application process for FDA review and compliance with FDA guidelines relates to computer software products regulated as medical devices. In April 1997, SAFETRACE® received FDA 510(k) clearance. SAFETRACE TX™ received FDA 510(k) clearance in January 1999.

        During 1999, Global Med formed a subsidiary, PeopleMed.com, Inc., a Colorado corporation, which is approximately 83% owned by Global Med, to develop a software application designed to give HMO providers and other third party payers access to clinical information for chronic disease patients. This application will allow doctors and other medical employees access to a patient’s history. The remaining 17% of PeopleMed is owned primarily by certain officers and directors of Global Med.

        As of September 30, 2000, the Company owned a total of 1,815,907 shares of common stock of Global Med. As of September 30, 2000, the Company’s ownership represented 13.45% of the total outstanding shares of Global Med common stock. In November 2000, eBanker acquired an additional 8,697,600 shares of common stock of Global Med in connection with the refinancing of the financing agreements discussed below. As a result of these transactions, eBanker gained control of Global Med and Global Med is reflected in the Company’s consolidated financial statements as a consolidated subsidiary of eBanker effective November 20, 2000.

        At September 30, 2000, a total of $5,400,000 was outstanding under three separate financing agreements between eBanker and Global Med and there were no remaining amounts available under the commitments.

        In November 2000, eBanker agreed to exercise warrants to purchase 8,000,000 shares of common stock of Global Med at $0.25 per share in exchange for $2,000,000 of its notes receivable from Global Med. The remaining $3,400,000 outstanding under the various financing agreements and accrued interest of $428,700 were combined into one agreement and the due date was extended to July 1, 2001. Global Med agreed to pay interest of 12% per annum on a semi-annual basis, with the first interest payment due May 19, 2001. The 8,000,000 shares of common stock were issued on February 28, 2001. In consideration for the extension of the remaining principal and interest, eBanker received a fee of 5% payable in 197,600 shares of common stock of Global Med.

        As part of the extension and because the principal was not paid in full by July 1, 2001, the due date for the principal was automatically extended to July 1, 2003. Additionally, eBanker is to be issued warrants to acquire up to 10,168,430 shares of Global Med common stock with an exercise price of $0.50 per share. Additionally, upon the occurrence of certain events related to a certain contract Global Med is negotiating, Global Med will have the right, in its discretion, to put its shares of common stock worth up to $1,500,000 to eBanker at $0.50 per share in the form of exchanging debt for shares of common stock. The default conversion rate under this extension is $1.00 per share. As consideration for this provision, eBanker was issued 500,000 restricted shares of Global Med common stock.

        On March 22, 2001, Global Med and eBanker entered into an interest payment option agreement that provided Global Med with the option, with five days prior written notice, to elect and pay to eBanker, before July 1, 2001, Global Med’s entire interest payment calculated for the life of the loan agreement dated November 19, 2000, in the form of 1,746,688 shares of Global Med common stock (calculated at $0.6875 per share, which was the closing bid price on March 22, 2001). In the event that Global Med pays any principal on the loan prior to July 1, 2003, eBanker will return a number of shares determined by calculating the pro-rata interest avoided due to early repayment of principal divided by $0.6875 per share. eBanker will make this calculation on July 1, 2001, July 1, 2002 and July 1, 2003.

        On June 20, 2001 Global Med elected to exercise the interest payment option. As a result, eBanker will be issued 1,746,688 shares of Global Med’s common stock as payment for the interest expense on the outstanding balance under the financing agreements through July 1, 2003.

        If Global Med defaults on the repayment of any amount borrowed under the combined note issued to eBanker, all existing members of the board of directors of Global Med will be required to resign and eBanker will have the right to appoint all new members.

Global Online Funds, Inc.

        As of September 30, 2000, Global Online’s consolidated assets consisted primarily of 123,294,000 shares of common stock and warrants to purchase 24,416,800 shares of common stock of Online International. The warrants subsequently expired. This investment in the equity instruments (common stock and common stock warrants) of Online International is reflected in the financial statements at September 30, 2000 as a contra-equity account at their cost of $2,545,286, in a manner similar to treasury stock. During the nine months ended June 30, 2001, warrants to purchase 24,416,800 shares of common stock of Online International expired which resulted in a loss of $92,806. In addition, all shares of common stock of Online International were sold for net proceeds of 1,007,877 resulting in a charge against additional paid-in-capital of $1,444,603.

Skyhub Asia Holdings Limited

        The Company agreed to provide Skyhub with a total of approximately $3,000,000 in financing including a short term loan in the maximum amount of $1,500,000. In February 2000, eBanker entered into a loan commitment agreement with Skyhub and the Company. eBanker committed to loan Skyhub, on behalf of the Company, up to $1,500,000, bearing interest at the rate of 12% per annum, payable every six months, with the principal due one year from the date of the draw on the loan. In February 2000, eBanker advanced Skyhub $1,000,000 of the loan commitment which was due in February 2001.

        In February 2001, eBanker, the Company and Skyhub agreed to extend the due date for one year in consideration of the Company transferring 5% of the total outstanding shares of Skyhub from its existing ownership of Skyhub to eBanker. During the nine months ended June 30, 2001, eBanker advanced Skyhub an additional $200,000.

        On June 14, 2001 5G Wireless Communications Inc. (“5G”), an unrelated third party, agreed to acquire 30% of the outstanding common stock of Skyhub. Under the terms of the acquisition, 5G will provide $1,000,000 in financing for expansion of Skyhub’s network. As part of the terms, Skyhub would be issued 2,814,791 shares of the Company’s common stock in fulfillment of the remaining $3,000,000 commitment described above, which shares would then be exchanged, along with the 1,185,209 common shares already owned, with eBanker for the loan and outstanding accrued interest. As a result of the transaction, the Company and eBanker’s ownership in Skyhub decreases from 52% and 8% to 26% and 4%, respectively. Additionally, 5G will retain an option to acquire an additional 20% ownership in Skyhub from the Company. Consequently, Skyhub is no longer consolidated into the Company’s consolidated financial statements as of June 14, 2001.

Other Subsidiaries and Segment Financial Information

        The Company also has the following wholly owned subsidiaries with minor operating activities: OLBroker, Inc., formerly Online Broker, Inc., a Colorado corporation; eVision Corporate Services, Inc. (“eVision Corporate Services”), a Colorado corporation; Corporate Net Solutions, Inc. (“Corporate Net Solutions”), a Colorado corporation; and eVision China.Com, Inc., a Colorado corporation.

        Please see our Financial Statements accompanying this Proxy Statement for our segment financial information.

Competition

eBanker

        eBanker is engaged in a highly competitive business. eBanker competes for lending opportunities with many companies, including numerous financial institutions that have been in existence for longer periods of time. Many of eBanker’s competitors are significantly larger than eBanker, have established operating histories and procedures, have access to significantly greater capital and other resources, have management personnel with more experience than the management of eBanker and have other advantages over eBanker in conducting certain businesses and providing certain services.

Private Placements

        In October 1998, the Company commenced a private placement of 1,500,000 shares of its Series B Preferred Stock at a price of $10.00 per share. Before the offering was terminated, 25,500 shares were sold. In May 1999, the Company commenced a second private placement of 1,500,000 shares of its Convertible Series B Preferred Stock at $10.00 per share. The 25,500 shares of Series B Preferred Stock sold in the Company’s first offering were exchanged for Convertible Series B Preferred Stock. Including the shares exchanged from the first offering, 110,500 shares of Convertible Series B Preferred Stock were sold in the second offering before it was terminated. Proceeds as of September 30, 1999 were $860,147 net of offering costs of $244,853.

        In September 1999, the Company commenced a third private offering of 1,500,000 shares of its Convertible Series B-1 Preferred Stock at a price of $10.00 per share, and 110,500 shares were being offered in exchange for the Convertible Series B Preferred Stock on a one-for-one basis. The Convertible Series B-1 Preferred Stock was offered by American Fronteer, which was issued warrants that allow the holder to purchase 150,000 shares of the Company’s Convertible Series B-1 Preferred Stock at a purchase price of $12.00 per share for five years. American Fronteer also received a commission of 10% and a non-accountable expense allowance of 3% of the total amount sold in the offering for cash. The offering of the Convertible Series B-1 Preferred Stock closed in January 2000 when all 1,500,000 shares of Convertible Series B-1 Preferred Stock were sold. During the period from October 1, 1999 through the closing in January 2000, the Company sold the remaining 1,389,500 shares for cash proceeds of $12,042,328, net of offering costs of $1,852,672. In total, for the 1,500,000 shares, the Company received $12,902,475, net of offering costs.

        The Convertible Series B-1 Preferred Stock has a cumulative annual dividend rate, payable semi-annually, of 8% in cash and 7% in additional shares of the Convertible Series B-1 Preferred Stock. Online International has guaranteed the payment of any cash dividends that accrue on the Convertible Series B-1 Preferred Stock through October 31, 2002. The semi-annual dividend payable on shares of Convertible Series B-1 Preferred Stock will be equivalent to three and one-half one hundredths of a share of Convertible Series B-1 Preferred Stock for each outstanding share of Convertible Series B-1 Preferred Stock. Any Convertible Series B-1 Preferred Stock issued as a dividend on the Convertible Series B-1 Preferred Stock will have the same dividend and the same terms as the Convertible Series B-1 Preferred Stock. The dividend on the Convertible Series B-1 Preferred Stock is payable semi-annually beginning October 31, 1999, and continuing each April 30 and October 31 thereafter, when and if declared by the Board of Directors. Each share of Convertible Series B-1 Preferred Stock is immediately convertible by the holder into 10 shares of the Company’s common stock which is equivalent to a price of $1.00 per share of common stock. Each share of Convertible Series B-1 Preferred Stock is automatically convertible into 10 shares of common stock at $1.00 per share at such time as the closing bid price of the common stock is at least $4.00 per share for 30 consecutive trading days. The Convertible Series B-1 Preferred Stock is redeemable by the Company on or after October 1, 2003, at a price of $12.50 per share plus any accrued and unpaid dividends.

        In consideration for Online International’s guaranty, the Company issued an affiliate of Online International 250,000 shares of the Company’s common stock that had a value of $62,500 based on the closing price of $0.25 per share of the common stock on the date of the agreement. If Online International is required to make dividend payments as a result of its guaranty, Online International or its designee will receive a five year 12% convertible debenture equivalent to the amount that Online International is required to pay on the guaranty unless the act of the Company in giving Online International or its designee the 12% convertible debenture would be deemed to be an illegal distribution under the Colorado Business Corporation Act. In such event, Online International or its designee would receive, instead of a 12% convertible debenture, the number of shares of common stock as is equal to the total amount of the dividend paid divided by 90% of the conversion price of the common stock as defined in the 12% convertible debenture. In general, the conversion price of the convertible debenture will be the market price of the common stock on the date of conversion.

Employees

        As of July 31, 2001, the Company and its subsidiaries have approximately 51 full time employees. Three were employed by American Fronteer; seven were employed by eVision Corporate Services, one was employed by Corporate Net Solutions; and approximately 40 were employed by Global Med.

PROPERTIES

        The offices for the Company, its wholly owned subsidiaries and eBanker are located at 1888 Sherman Street, Suite 500, Denver, Colorado, 80203. The offices consist of approximately 5,000 square feet of leased space. The lease expires in June 2004. The Company currently pays monthly rent of approximately $7,300 for the space.

        The office space that was used by eBiz Web Solutions is owned by Global Growth and is located in Vancouver, British Columbia, Canada. The property is subject to a mortgage note in the amount of approximately $800,000 that is due May, 2005 and bears interest at 9.6% per annum.

LEGAL PROCEEDINGS

        On March 19, 2001, the United States District Court for the Southern District of New York dismissed Case No. 00 CIV. 6769 in response to a Motion to Dismiss filed on December 7, 2000 by eBanker, the Company, AFFC and the officers and directors of the Company and eBanker. On or about September 8, 2000, Michael Halperin, M.D., and Donald Kern, D.D.S., shareholders of eBanker, had filed Case No. 00 CIV 6769 in the United States District Court for the Southern District of New York against eBanker, the Company, AFFC, and the officers and directors of the Company and eBanker. Among other claims, the complaint alleged that eBanker and the Company misrepresented and/or omitted material facts in their private offering memoranda, communications with shareholders, and in the Company’s Annual Report on Form 10-K, in violation of Sections 10(b) and 10b-5 of the Securities Exchange Act of 1934. Among other items, the plaintiffs were seeking compensatory damages of no less than $70,000,000. On July 12, 2001, the plaintiffs filed an appeal of the dismissal. The Company, as well as the other defendants, are petitioning the appeals court to uphold the trial court decision.

        The Company is a defendant in certain other arbitration and litigation matters arising from its activities. After consultation with outside legal counsel, management believes the ultimate resolution of these arbitration and litigation matters will not have a material adverse effect on the financial condition or operations of the Company.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        The table below provides a comparison of the carrying amount to the fair value of the securities owned by the Company that are classified as trading and available-for-sale securities and the instruments which have associated interest rate risk.

                                                       June 30, 2001              September 30, 2000
                                                Fair Value   Carrying Value   Fair Value    Carrying Value
                                                ----------   --------------   ----------    --------------
Foreign Exchange Rate Risk:
   Equity securities                           $   259,457        259,457        476,897        476,897
   Credit card accounts receivable, net(2)            --             --        3,053,412      2,296,398
   Credit card facilities receivable, net(2)     2,455,537      2,455,537           --             --

Equity Price Risk:
   Equity securities, trading(1)                   275,228        275,228        665,751        665,751
   Equity securities(2)                            256,061        256,061        243,922        243,922

Credit Risk:(2)
   Credit card accounts receivable, net               --             --        3,053,412      2,296,398
   Credit card facilities receivable, net        2,455,537      2,455,537           --             --
   Notes receivable                                500,000        500,000      1,000,000      1,000,000
   Notes receivable, related party                    --             --        5,400,000      5,400,000

Interest Rate Risk:(2)
   Convertible debentures                       (6,287,157)    (6,287,157)    (6,339,276)    (6,339,276)
   Convertible debentures,
          related party                         (7,929,889)    (7,929,889)    (8,000,000)    (8,000,000)
   Notes receivable                                500,000        500,000      1,000,000      1,000,000
   Notes receivable, related party                    --             --        5,400,000      5,400,000
(1)	Includes the equity securities of the foreign corporations reported above under foreign exchange rate risk. These have been classified as trading securities.

(2)	All items in these categories of risk are classified as other than trading securities.

SOLICITATION OF PROXIES

        The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company’s shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended to be presented at the next annual meeting of the Company’s stockholders must be received by the Company within a reasonable time prior to the mailing of the proxy statement for such meeting. Proxies that confer discretionary authority will able to be voted on stockholder proposals that stockholders do not request be included in the Company’s proxy statement to be used in connection with the Company’s next Annual Meeting of Stockholders if a stockholder fails to notify the Company of such a stockholder proposal a reasonable period of time before the Company mails its proxy materials for the next Annual Meeting of Stockholders.

                                                                                                                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                                                          FAI H. CHAN, CHAIRMAN

Denver, Colorado
October 11, 2001

EXHIBIT A

eVision USA.Com, Inc.

Index

                                                                            Page No.

  Pro forma Financial Information............................................ F-2

  Selected Financial Data.................................................... F-10

  Financial Statements

  a. Unaudited Consolidated Balance Sheets as of June 30, 2001
     and September 30, 2000.................................................. F-12

  b. Unaudited Consolidated Statements of Operations for the nine months and three months ended June 30, 2001 and 2000........................... F-14

  c. Unaudited Consolidated Statements of Comprehensive Loss for
     the nine months and three months ended June 30, 2001 and 2000........... F-15

  d. Unaudited Consolidated Statement of Stockholders' Equity (Deficit)
     for the nine months ended June 30, 2001................................. F-16

  e. Unaudited Consolidated Statements of Cash Flows for the nine months ended June 30, 2001 and 2000............................................ F-17

  f. Notes to Unaudited Consolidated Financial Statements.................... F-20

  Management's Discussion and Analysis of Financial Condition and
  Results of Operations...................................................... F-35

eVISION USA.COM, INC.
UNAUDITED PROFORMA FINANCIAL INFORMATION

        The following unaudited proforma financial information gives effect to the transfer of certain assets of the Company to Online Credit in exchange for satisfaction of $6,749,924 of convertible debentures and $564,392 of accrued interest thereon. These unaudited proforma financial statements are based on estimates and assumptions set forth herein and in the notes to these statements.

        The unaudited proforma balance sheet gives effect to the transaction as if it had occurred on June 30, 2001. The unaudited proforma statement of operations gives effect to the transaction as if it had occurred on October 1, 1999 for the unaudited proforma statement of operations for the year ended September 30, 2000 and as if the transaction had occurred on October 1, 2000 for the unaudited proforma statement of operations for the nine months ended June 30, 2001. The proforma financial statements do not purport to represent what the Company’s financial position or results of operations would have actually been if the transaction had actually occurred on those dates and are not necessarily indicative of the Company’s financial position or results of operations for any future period.

eVISION USA.COM, INC.
UNAUDITED PROFORMA BALANCE SHEET

                                                         eVision         eBanker      Global Growth       Other          eVision
                                                      June 30, 2001   adjustments(A)  adjustments(B)   adjustments(C)  June 30, 2001
                                                      -------------   -------------   -------------    -------------   -------------

                       ASSETS
CURRENT ASSETS:
   Cash and cash equivalents ........................  $  5,538,945  $ (5,419,417)   $    (13,621)   $       --      $    105,907
   Credit card facilities receivable, net ...........     2,455,537    (2,455,537)           --              --              --
   Accounts receivable, trade, net ..................       851,247      (829,028)           --            99,659         121,878
   Other receivables, net ...........................        46,981          --           (13,869)           --            33,112
   Accounts receivable, related party ...............       560,304      (523,051)           --           (35,293)          1,960
   Accrued interest receivable, net .................        67,565       (67,565)           --              --              --
   Accrued interest receivable, related party .......           818          (818)           --              --              --
   Accrued revenues, net ............................       371,385      (371,385)           --              --              --
   Securities owned, at market value ................       298,460      (162,958)           --              --           135,502
   Investments, available-for-sale, at market value .       256,061          --              --              --           256,061
   Other assets .....................................       521,116      (425,317)         (2,952)         (3,332)         89,515
                                                       ------------  ------------    ------------    ------------    ------------

      Total current assets ..........................    10,968,419   (10,255,076)        (30,442)         61,034         743,935
                                                       ------------  ------------    ------------    ------------    ------------

PROPERTY, FURNITURE AND EQUIPMENT, net ..............     2,152,519      (293,150)     (1,589,071)           --           270,298
NOTE RECEIVABLE .....................................       500,000      (500,000)           --
FINANCING COSTS, net ................................       710,620      (674,170)           --           (36,450)           --
CAPITALIZED SOFTWARE DEVELOPMENT COSTS, net .........       935,039      (935,039)           --              --              --
GOODWILL, net and OTHER LONG-TERM ASSETS ............     6,197,696    (6,519,945)        (42,079)        365,205             877
NET LONG-TERM ASSETS OF DISCONTINUED OPERATIONS .....       265,641          --              --              --           265,641
                                                       ------------  ------------    ------------    ------------    ------------

      Total assets ..................................  $ 21,729,934  $(19,177,380)   $ (1,661,592)   $    389,789    $  1,280,751
                                                       ============  ============    ============    ============    ============

eVISION USA.COM, INC.
UNAUDITED PROFORMA BALANCE SHEET, CONTINUED

                                                            eVision         eBanker     Global Growth     Other          eVision
                                                         June 30, 2001   adjustments(A) adjustments(B) adjustments(C)  June 30, 2001
                                                         -------------   -------------  -------------  -------------   -------------

 LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)
  CURRENT LIABILITIES:
     Accounts payable and accrued expenses ...............$  5,827,303  $ (2,868,717)  $    (11,123)  $   (494,500)   $  2,452,963
     Deferred revenues ...................................   2,107,858    (2,107,858)          --             --              --
     Current portion of long-term debt and capital lease
        obligations ......................................     125,727      (116,256)        (9,471)          --              --
     Other current liabilities ...........................      63,147       (26,545)      (986,698)     1,008,945          58,849
     Net current liabilities of discontinued operations ..   4,175,963          --             --             --         4,175,963
                                                          ------------  ------------   ------------   ------------    ------------

        Total current liabilities ........................  12,299,998    (5,119,376)    (1,007,292)       514,445       6,687,775
                                                          ------------  ------------   ------------   ------------    ------------

  LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, net
      of current portion .................................     823,583       (19,083)      (804,500)          --              --
  CONVERTIBLE DEBENTURES .................................   6,287,157    (6,287,157)          --             --              --
  CONVERTIBLE DEBENTURES TO RELATED PARTY ................   7,929,889      (568,704)          --       (6,122,416)      1,238,769
                                                          ------------  ------------   ------------   ------------    ------------

       Total liabilities .................................  27,340,627   (11,994,320)    (1,811,792)    (5,607,971)      7,926,544
                                                          ------------  ------------   ------------   ------------    ------------
  MINORITY INTEREST IN SUBSIDIARIES ......................   4,278,044          --             --       (4,266,787)         11,257
                                                          ------------  ------------   ------------   ------------    ------------
  COMMITMENTS AND CONTINGENCIES

  STOCKHOLDERS' EQUITY (DEFICIT):
     PREFERRED STOCK .....................................     152,487        (1,000)          --            1,000         152,487
     COMMON STOCK ........................................     257,893       (27,159)          --           67,159         297,893
     Additional paid-in capital ..........................  28,049,926    (9,917,353)          --        9,779,079      27,911,652
     Accumulated deficit ................................. (38,349,901)    2,762,452        150,835        417,309     (35,019,305)
     Accumulated other comprehensive income ..............         858          --             (635)          --               223
                                                          ------------  ------------   ------------   ------------    ------------

        Total stockholders' equity (deficit) .............  (9,888,737)   (7,183,060)       150,200     10,264,547      (6,657,050)
                                                          ------------  ------------   ------------   ------------    ------------
        Total liabilities and stockholders'
          equity (deficit)................................$ 21,729,934  $(19,177,380)  $ (1,661,592)  $    389,789    $  1,280,751
                                                          ============  ============   ============   ============    ============

eVISION USA.COM, INC.
UNAUDITED PROFORMA STATEMENT OF OPERATIONS
NINE MONTHS ENDED JUNE 30, 2001,

                                                   eVision
                                               Nine months ended     eBanker       Global Growth      Other       Nine months ended
                                                 June 30, 2001    adjustments(A)   adjustments(B)  adjustments(D)   June 30, 2001
                                               -----------------  -------------    -------------   -------------- -----------------

REVENUES:
   Trading profits, net ......................   $    (41,611)   $    (53,889)   $       --      $       --      $    (95,500)
   Computer hardware and software operations .      3,742,530      (3,417,400)           --              --           325,130
   Interest income ...........................      1,607,258      (1,603,221)           --            19,380          23,417
   Interest income, related party ............        843,216        (912,642)           --            69,426            --
   Professional fees .........................         16,677            --           (15,182)        594,939         596,434
   Professional fees, related party ..........        109,467            --           (40,480)         24,051          93,038
   Other .....................................            859            --              --              --               859
                                                 ------------    ------------    ------------    ------------    ------------

                                                    6,278,396      (5,987,152)        (55,662)        707,796         943,378
                                                 ------------    ------------    ------------    ------------    ------------

COST OF SALES AND OPERATING EXPENSES:
   Computer hardware and software cost of
    sales ....................................      1,889,022      (1,368,258)           --              --           520,764
   Interest expense on convertible debentures         653,592        (708,258)           --            54,666            --
   Unrealized loss on securities .............        300,870         (47,526)           --              --           253,344
   General and administrative ................      9,519,741      (6,860,743)        (56,069)      1,042,852       3,645,781
   Research and development ..................        276,782        (276,782)           --              --              --
   Depreciation and amortization .............        915,142        (714,360)        (17,492)           --           183,290
                                                 ------------    ------------    ------------    ------------    ------------
                                                   13,555,149      (9,975,927)        (73,561)      1,097,518       4,603,179
                                                 ------------    ------------    ------------    ------------    ------------

   Operating loss ............................     (7,276,753)      3,988,775          17,899        (389,722)     (3,659,801)
                                                 ------------    ------------    ------------    ------------    ------------

OTHER INCOME (EXPENSE):
   Interest income ...........................         33,748         (14,882)           --              --            18,866
   Interest expense ..........................       (130,761)         68,213          59,401         (88,806)        (91,953)
   Interest expense to related party .........       (637,368)           --              --           594,787         (42,581)
   Foreign currency transaction loss .........        (14,179)           --             9,320            --            (4,859)
   Equity in loss of unconsolidated
     affiliates ..............................     (1,087,023)        238,718            --           433,797        (414,508)
   Other .....................................         72,239            --              --              --            72,239
                                                 ------------    ------------    ------------    ------------    ------------

      Total other income (expense) ...........   $ (1,763,344)   $    292,049    $     68,721    $    939,778    $   (462,796)
                                                 ------------    ------------    ------------    ------------    ------------

eVISION USA.COM, INC.
UNAUDITED PROFORMA STATEMENT OF OPERATIONS
NINE MONTHS ENDED JUNE 30, 2001, CONTINUED

                                                   eVision                                                             eVision
                                               Nine months ended     eBanker       Global Growth      Other       Nine months ended
                                                 June 30, 2001    adjustments(A)   adjustments(B)  adjustments(D)   June 30, 2001
                                               -----------------  -------------    -------------   -------------- -----------------

      Total other income (expense) ...........   $ (1,763,344)   $    292,049    $     68,721    $    939,778    $   (462,796)
                                                 ------------    ------------    ------------    ------------    ------------

Loss before minority interest and income
   taxes .....................................     (9,040,097)      4,280,824          86,620         550,056      (4,122,597)
    Minority interest in loss ................      2,303,092            --              --        (2,304,772)         (1,680)
                                                 ------------    ------------    ------------    ------------    ------------

Loss from continuing operations before
    income taxes .............................    (6,737,005)      4,280,824          86,620      (1,754,716)     (4,124,277)
    Income tax benefit .......................       (439,538)        439,538            --              --              --
                                                 ------------    ------------    ------------    ------------    ------------

Loss from continuing operations ..............     (6,297,467)      3,841,286          86,620      (1,754,716)     (4,124,277)
    Loss from discontinued operations ........     (6,579,628)           --              --              --        (6,579,628)
                                                 ------------    ------------    ------------    ------------    ------------

Net loss .....................................    (12,877,095)      3,841,286          86,620      (1,754,716)    (10,703,905)
Preferred dividends ..........................      1,676,768            --              --              --         1,676,768
                                                 ------------    ------------    ------------    ------------    ------------

Net loss applicable to common shareholders ...   $(14,553,863)   $  3,841,286    $     86,620    $ (1,754,716)   $(12,380,673)
                                                 ============    ============    ============    ============    ============
Basic and diluted weighted average common
 shares outstanding ..........................     25,394,367                                                      25,394,367
                                                 ------------                                                    ------------
Basic and diluted loss per common share:
    Continuing operations ....................   $      (0.31)                                                   $      (0.23)
    Discontinued operations ..................          (0.26)                                                          (0.26)
                                                 ------------                                                    ------------
                                                 $      (0.57)                                                   $      (0.49)
                                                 ============                                                    ============

eVISION USA.COM, INC.
UNAUDITED PROFORMA STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2000, CONTINUED

                                                                                                                  Proforma
                                                        eVision                                                    eVision
                                                       Year ended                                                 Year ended
                                                     September 30,    eBanker     Global Growth       Other      September 30,
                                                         2000      adjustments(A) adjustments(B)  adjustments(D)     2000
                                                     ------------  -------------  -------------   -------------  ------------

REVENUES:
 Trading profits, net ............................... $       --    $       --    $       --     $    (14,060)   $    (14,060)
 Computer hardware and software operations ..........    1,713,753          --            --             --         1,713,753
 Interest income ....................................    1,188,281    (1,061,643)         --          190,966         317,604
 Interest income, related party .....................    1,784,093    (1,562,579)         --           (9,506)        212,008
 Realized gains on sales of investment securities ...    1,462,240    (1,476,300)         --           14,060            --
 Professional fees ..................................      105,382          --            --          274,908         380,290
 Professional fees, related party ...................      308,200          --         (41,676)        (7,190)        259,334
 Other ..............................................       32,959          --            --             --            32,959
                                                      ------------  ------------  ------------   ------------    ------------

                                                         6,594,908    (4,100,522)      (41,676)       449,178       2,901,888
                                                      ------------  ------------  ------------   ------------    ------------

COST OF SALES AND OPERATING EXPENSES:
 Computer hardware and software cost of sales .......    1,462,578          --            --             --         1,462,578
 Unrealized gain on securities ......................      (40,077)       (5,269)         --             --           (45,346)
 Interest expense on convertible debentures .........      932,324      (960,676)         --           28,352            --
 General and administrative .........................    5,933,948    (1,187,535)      (43,894)       390,556       5,093,075
 Depreciation and amortization ......................      120,431       (26,309)       (9,105)          --            85,017
                                                      ------------  ------------  ------------   ------------    ------------

                                                         8,409,204    (2,179,789)      (52,999)       418,908       6,595,324
                                                      ------------  ------------  ------------   ------------    ------------

 Operating loss .....................................   (1,814,296)   (1,920,733)       11,323         30,270      (3,693,436)
                                                      ------------  ------------  ------------   ------------    ------------

OTHER INCOME (EXPENSE):
 Interest income ....................................      185,592          --          (1,019)          --           184,573
 Interest expense ...................................      (39,457)         --          31,805       (181,460)       (189,112)
 Interest expense to related party ..................     (843,833)         --            --          788,979         (54,854)
 Foreign currency transaction loss ..................      (31,081)         --          22,126           --            (8,955)
 Equity in loss of unconsolidated
  affiliates ........................................     (497,660)      403,569          --           94,091            --
 Other ..............................................      144,900          --             (17)          --           144,883
                                                      ------------  ------------  ------------   ------------    ------------

   Total other income (expense) ..................... $ (1,081,539) $    403,569  $     52,895   $    701,610    $     76,535
                                                      ------------  ------------  ------------   ------------    ------------

eVISION USA.COM, INC.
UNAUDITED PROFORMA STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2000, CONTINUED

                                                 eVision                                                         eVision
                                                Year ended                                                      Year ended
                                              September 30,      eBanker       Global Growth        Other      September 30,
                                                  2000        adjustments(A)   adjustments(B)   adjustments(D)     2000
                                              ------------    -------------    -------------    -------------  ------------

     Total other income (expense) ............ $ (1,081,539)   $    403,569    $     52,895    $    701,610    $     76,535
                                               ------------    ------------    ------------    ------------    ------------

Loss before minority interest and
  income taxes ...............................   (2,895,835)     (1,517,164)         64,218         731,880      (3,616,901)
Minority interest in earnings
                                                                                               ------------    ------------
                                                   (604,633)           --              --           564,845         (39,788)
                                               ------------    ------------    ------------    ------------    ------------

Loss from continuing operations
  before income taxes ........................   (3,500,468)     (1,517,164)         64,218       1,296,725      (3,656,689)
Income tax expense ...........................      604,196        (590,441)           --              --            13,755
                                               ------------    ------------    ------------    ------------    ------------

Loss from continuing operations ..............   (4,104,664)       (926,723)         64,218       1,296,725      (3,670,444)
Loss from discontinued operations ............     (797,559)           --              --              --          (797,559)
                                               ------------    ------------    ------------    ------------    ------------

Net loss .....................................   (4,902,223)       (926,723)         64,218       1,296,725      (4,468,003)
Preferred dividends ..........................    1,749,564            --              --              --         1,749,564
                                               ------------    ------------    ------------    ------------    ------------

Net loss applicable to common
 shareholders ................................ $ (6,651,787)   $   (926,723)   $     64,218    $  1,296,725    $ (6,217,567)
                                               ============    ============    ============    ============    ============

Basic and diluted weighted average
 common shares outstanding ...................   21,838,116            --              --           (87,203)     21,750,913
                                               ------------    ------------    ------------    ------------    ------------

Basic and diluted loss per common share:
    Continuing operations .................... $      (0.27)                                                   $      (0.25)
    Discontinued operations ..................        (0.03)                                                          (0.04)
                                               ------------                                                    ------------
                                               $      (0.30)                                                   $      (0.29)
                                               ============                                                    ============

eVISION USA.COM, INC.
NOTES TO UNAUDITED PROFORMA FINANCIAL INFORMATION

The following explain the adjustments in the accompanying proforma financial information related to the Asset Purchase Agreement with Online International dated June 8, 2001.

Note (A)	The entries in this column reflect the unconsolidation of eBanker from the Company.

Note (B)	The entries in this column reflect the unconsolidation of Global Growth from the Company.

Note (C)	The entries in this column give effect to the assets acquired by Online Credit, including the reduction of the convertible debt and interest as payment for the assets acquired. Additionally, this column includes the reversal of the elimination entries done in consolidation.

Note (D)	The entries in this column give effect to the reduction in certain expenses and revenues as a result of the assets acquired by Online Credit. Interest expense on the convertible debentures held by Online Credit is reduced. Additionally, professional fee income related to the management agreement between eBanker and the Company is reduced.

eVISION USA.COM, INC.
SELECTED FINANCIAL INFORMATION

Selected Financial Data

        On December 19, 2000, the Company acquired 24.9% of the outstanding common stock of Auerbach, Polak and Richardson, Inc. (“APR”), a broker/dealer in securities, and an option to purchase an additional 15.1% of the outstanding common stock of APR for one dollar in exchange for the primary assets of the retail brokerage operations of its wholly owned broker/dealer subsidiary American Fronteer Financial Company. The transfer of the American Fronteer brokers and other personnel to APR occurred on December 19, 2000. Following the transfer, American Fronteer withdrew its registrations as a securities broker/dealer with the Securities and Exchange Commission and the states, and terminated its memberships in the NASD, the Boston Stock Exchange, the American Stock Exchange and SIPC. The option was exercised on February 27, 2001. The Company has the option to nominate two members to the board of directors of APR. The investment in APR is accounted for under the equity method of accounting. Under the equity method, the Company reports its share of the net income or loss of APR on one line item in the financial statements. Because the transaction was an exchange of ownership interests in securities broker/dealers, the operations of American Fronteer were not reflected as discontinued operations through March 31, 2001. However, during the three months ended June 30, 2001, APR incurred a net capital violation and was prevented from operating as a full service broker/dealer by the NASD. Since this time, the brokerage accounts have been transferred to another broker/dealer. Consequently, the Company has accrued for lease termination and other costs of approximately $2,300,000 that American Fronteer may be ultimately responsible for and accounted for its broker/dealer operations as of June 30, 2001, as discontinued operations.

        On February 25, 1997, McLeod USA Publishing Company purchased from the Company the primary operating assets of a directory business for approximately $2,800,000 including the application of a $500,000 non-recourse loan from McLeod in accordance with an option agreement. On the same date, a third party purchased another directory business from the Company for approximately $202,000 in cash. On September 15, 1997, a third party purchased all of the primary operating assets of Fronteer Marketing Group, Inc. for approximately $421,000. On March 20, 1998, the Company sold the remaining related net assets, which were not previously identified by the Company as part of discontinued operations, for the return of 493,500 shares of the Company’s common stock. As a result of these sales, the directory business and Fronteer Marketing Group, Inc. have been accounted for as discontinued operations in the consolidated financial statements. On July 23, 1996, the Company sold its clearing operation to MultiSource Services, Inc. for $3,000,000, but included a $1,500,000 contingency in the form of a forgivable loan payable to MultiSource, plus the net assets of the clearing operation. The loan was forgiven and recognized as an extraordinary item net of tax during the year ended September 30, 1998.

        The following is selected consolidated financial data (in thousands, except per share data) for the Company and its consolidated subsidiaries as of June 30, 2001 and as of September 30, 2000, 1999, 1998, 1997 and 1996 and for the period and years then ended. This information should be read in conjunction with the consolidated financial statements.

eVISION USA.COM, INC.
SELECTED FINANCIAL INFORMATION, CONTINUED

                                            Nine
                                           months                        Year ended September,
                                          ended June     ----------------------------------------------------
                                           30, 2001      2000        1999        1998        1997        1996
                                          ----------     ----        ----        ----        ----        ----

Revenue ...............................      6,278    $  6,595    $ 13,292    $  8,501    $  6,982    $  6,538

Loss from continuing operations .......     (6,297)     (4,104)       (665)     (3,319)        (47)        (80)

Loss on sale of discontinued
operations, net of  income  tax
benefit  of $160 and $410 for
1998 and 1997, respectively ...........       --          --          --          (250)       (667)       --

Loss from discontinued operations,
net of income tax benefit of $102 and
$412 for 1998 and 1997, respectively ..     (6,580)       (798)     (2,524)     (3,819)     (2,836)     (2,279)

Extraordinary item, net of income
taxes of $585 .........................       --          --          --           915        --          --

Preferred stock dividend ..............     (1,677)     (1,750)        (48)       --          --           (59)
                                          --------    --------    --------    --------    --------    --------

Net loss applicable to common
 shareholders .........................    (14,554)     (6,652)     (3,237)     (6,473)     (3,456)     (2,418)
                                          ========    ========    ========    ========    ========    ========

Basic earnings (loss) per common share:
  Continuing operations ...............      (0.31)      (0.26)      (0.04)      (0.20)       --         (0.01)
  Discontinued operations:
      Loss on sale of discontinued
         operations ...................       --          --          --         (0.02)      (0.04)       --
      Loss from discontinued operations      (0.26)      (0.04)      (0.14)      (0.23)      (0.17)      (0.16)
  Extraordinary item ..................       --          --          --          0.06        --          --
                                          --------    --------    --------    --------    --------    --------

      Total ...........................   $  (0.57)      (0.30)      (0.18)      (0.39)      (0.21)      (0.17)

Working capital .......................   $ (1,332)     13,319      15,427      10,076       3,595       4,991
                                          ========    ========    ========    ========    ========    ========

Total assets ..........................   $ 21,730      29,391      22,740      15,371      11,003      14,524
                                          ========    ========    ========    ========    ========    ========

Total long-term liabilities ...........   $ 15,041      16,129      15,877      14,864       2,732       3,492
                                          ========    ========    ========    ========    ========    ========

Total stockholders equity (deficit) ...   $ (9,889)      1,972      (3,930)     (3,043)      3,352       6,086
                                          ========    ========    ========    ========    ========    ========

eVISION USA.COM, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED BALANCE SHEETS

                                                                 June 30,   September 30,
                      ASSETS                                       2001          2000
                                                               ----------   ------------

CURRENT ASSETS:
   Cash and cash equivalents ..............................   $ 5,538,945   $ 9,132,976
   Credit card facilities receivable, net .................     2,455,537          --
   Credit card accounts receivable, net ...................          --       2,296,398
   Accounts receivable, trade, net of allowance for
     uncollectible accounts of $148,444 and $37,521,
     respectively .........................................       851,247        44,799
   Other receivables, net .................................        46,981        33,298
   Account receivable, related party ......................       560,304       753,151
   Accrued interest receivable, net .......................        67,565        90,000
   Accrued interest receivable, related party .............           818       365,419
   Accrued revenues, net of allowance for uncollectible
     accounts of $15,000 at June 30, 2001 .................       371,385          --
   Securities owned, at market value ......................       298,460       607,455
   Notes receivable .......................................          --       1,000,000
   Investments, available-for-sale, at market value .......       256,061       243,922
   Other assets ...........................................       521,116       130,033
   Net current assets of discontinued operations ..........          --       1,604,230
                                                              -----------   -----------

      Total current assets ................................    10,968,419    16,301,681

Property, furniture and equipment, net ....................     2,152,519     2,269,582
Note receivable ...........................................       500,000          --
Notes receivable, related party ...........................          --       5,400,000
Financing costs, net of accumulated amortization
   of $315,254 and $234,493, respectively .................       710,620       791,381
Capitalized software development costs,
   net of accumulated amortization of $2,165,881 ..........       935,039          --
Goodwill, net of accumulated amortization of $830,411 .....     5,927,591          --
Other long-term assets ....................................       270,105     1,069,483
Net long-term assets of discontined operations ............       265,641     1,813,675
                                                              -----------   -----------

      Total assets ........................................   $21,729,934   $27,645,802
                                                              ===========   ===========

See accompanying notes to unaudited consolidated financial statements.

eVISION USA.COM, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED BALANCE SHEETS (CONTINUED)

                                                                           June 30,        September 30,
     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                          2001               2000
                                                                           --------        -------------

CURRENT LIABILITIES:
   Accounts payable and accrued expenses .............................   $  4,517,761         948,601
   Accrued dividends payable .........................................        382,263         962,934
   Accrued interest payable ..........................................        304,083         123,300
   Accrued interest payable to related party .........................        623,196         212,111
   Deferred revenues .................................................      2,107,858         119,257
   Current portion of long term debt and capital lease obligations ...        125,727           9,260
   Current portion of convertible debentures to related party ........           --           500,000
   Other current liabilities .........................................         63,147         107,421
   Net current liabilities of discontinued operations ................      4,175,963            --
                                                                         ------------    ------------

      Total current liabilities ......................................     12,299,998       2,982,884

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, net of
      current portion ................................................        823,583         818,408
Convertible debentures ...............................................      6,287,157       6,339,276
Convertible debentures to related party ..............................      7,929,889       7,500,000
Deferred rent concessions ............................................           --         1,426,654
                                                                         ------------    ------------

      Total liabilities ..............................................     27,340,627      19,067,222
                                                                         ------------    ------------

MINORITY INTEREST IN SUBSIDIARIES ....................................      4,278,044       6,606,127
                                                                         ------------    ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT):
   preferred stock, 25,000,000 shares authorized, $0.10 par value;
        Convertible Series B-1, 1,524,872 and 1,488,219 shares
           issued and outstanding ....................................        152,487         148,822
   Common stock, 1,000,000,000 shares authorized, $0.01 par value;
            25,789,280 and 24,565,811 shares issued and outstanding...        257,893         245,658
   Additional paid-in capital ........................................     28,049,926      27,925,052
   Accumulated deficit ...............................................    (38,349,901)    (23,796,038)
   Accumulated other comprehensive income (loss) .....................            858          (5,755)
   Investment in Online International common stock, at cost ..........           --        (2,545,286)
                                                                         ------------    ------------

         Total stockholders' equity (deficit) ........................     (9,888,737)      1,972,453
                                                                         ------------    ------------

         Total liabilities and stockholders' equity (deficit) ........   $ 21,729,934    $ 27,645,802
                                                                         ============    ============

See accompanying notes to unaudited consolidated financial statements.

eVISION USA.COM, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                           Nine months ended June 30,   Three months ended June 30,
                                                             2001           2000            2001             2000
                                                             ----           ----            ----             ----
REVENUES:
   Trading profits, net ..............................     (41,611)      1,182,850           9,808            --
   Computer hardware and software operations .........   3,742,530       1,602,745       1,615,102            --
   Interest income ...................................   1,607,258         917,877         611,596         259,637
   Interest income, related party ....................     843,216         889,186          13,618         379,861
   Professional fees, related party ..................     109,467         157,056          31,513         142,379
   Realized gains on sales of investment securities...        --           356,492            --              --
   Other .............................................      17,536         126,386          15,205          89,595
                                                      ------------    ------------    ------------    ------------

                                                         6,278,396       5,232,592       2,296,842         871,472
                                                      ------------    ------------    ------------    ------------

COST OF SALES AND OPERATING EXPENSES:
   Computer hardware and software cost of sales ......   1,889,022         967,643         799,772            --
   Interest expense on convertible debentures ........     653,592         715,689         220,236         228,977
   Unrealized loss on securities .....................     300,870          34,094          59,027          20,076
   General and administrative ........................   9,519,741       4,322,581       4,956,107       1,507,431
   Research and development ..........................     276,782            --            38,815            --
   Depreciation and amortization .....................     915,142          74,669         401,171          44,652
                                                      ------------    ------------    ------------    ------------

                                                        13,555,149       6,114,676       6,475,128       1,801,136
                                                      ------------    ------------    ------------    ------------

     Operating loss ..................................  (7,276,753)       (882,084)     (4,178,286)       (929,664)
                                                      ------------    ------------    ------------    ------------

OTHER INCOME (EXPENSE):
     Interest income .................................      33,748         160,877           3,080          76,140
     Interest expense ................................    (130,761)        (15,623)        (43,801)        (13,392)
     Interest expense to related party ...............    (637,368)       (631,723)       (203,351)       (211,583)
     Foreign currency transaction loss ...............     (14,179)        (10,916)        (15,769)         (8,634)
     Equity in loss of unconsolidated affiliates .....  (1,087,023)           --          (211,438)           --
     Other ...........................................      72,239          95,745          27,568          16,121
                                                      ------------    ------------    ------------    ------------

     Total other expense .............................  (1,763,344)       (401,640)       (443,711)       (141,348)
                                                      ------------    ------------    ------------    ------------

Loss before minority interest and income taxes .......  (9,040,097)     (1,283,724)     (4,621,997)     (1,071,012)
Minority interest in (earnings) loss .................   2,303,092        (685,057)      1,309,345         (21,366)
                                                      ------------    ------------    ------------    ------------

Loss from continuing operations before income taxes...  (6,737,005)     (1,968,781)     (3,312,652)     (1,092,378)
Income tax expense (benefit) .........................    (439,538)        639,064        (777,003)         22,098
                                                      ------------    ------------    ------------    ------------

Loss from continuing operations ......................  (6,297,467)     (2,607,845)     (2,535,649)     (1,114,476)
Income (loss) from discontinued operations ...........  (6,579,628)        776,412      (2,882,071)     (1,616,850)
                                                      ------------    ------------    ------------    ------------

Net loss ............................................. (12,877,095)     (1,831,433)     (5,417,720)     (2,731,326)
Preferred dividends ..................................   1,676,768       1,171,046         563,891         569,174
                                                      ------------    ------------    ------------    ------------

Net loss attributable to common shareholders ........ $(14,553,863)     (3,002,479)     (5,981,611)     (3,300,500)
                                                      ============    ============    ============    ============

Basic and diluted income (loss) per common share:
   Continuing operations ............................ $      (0.31)          (0.18)          (0.12)          (0.07)
   Discontinued operations ..........................        (0.26)           0.04           (0.11)          (0.07)
                                                      ------------    ------------    ------------    ------------
                                                      $      (0.57)          (0.14)          (0.23)          (0.14)
                                                      ============    ============    ============    ============

See accompanying notes to unaudited consolidated financial statements.

eVISION USA.COM, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

                                                             Nine months ended              Three months ended
                                                                  June 30,                        June 30,
                                                            2001            2000            2001            2000
                                                            ----            ----            ----            ----

NET LOSS ..........................................   $(12,877,095)   $ (1,831,433)   $ (5,417,720)   $ (2,731,326)

Other comprehensive income (loss):
     Reclassification adjustment for gains arising
        during the period, net of tax benefit of
        $158,517 ..................................           --          (247,937)           --              --
     Foreign currency translation .................           (792)            828         (18,334)            884
     Unrealized gain (loss) on available-for-sale
        securities, net of tax expense (benefit) of
        $4,735, $(10,794), $14,021 and $17,866 ....          7,405         (16,883)         21,930          27,945
                                                      ------------    ------------    ------------    ------------

COMPREHENSIVE LOSS ................................   $(12,870,482)   $ (2,095,425)   $ (5,414,124)   $ (2,702,497)
                                                      ============    ============    ============    ============

See accompanying notes to unaudited consolidated financial statements.

eVISION USA.COM, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)

                                               Convertible
                                                Series B-1               Additional
                                                Preferred       Common     Paid-in
                                                  Stock          Stock     Capital
                                                -----------     ------    ----------

Balances at September 30, 2000 ..........   $   148,822        245,658    27,925,052

Issuance of common stock for payment
  of interest ...........................          --            4,286       207,825

Issuance of common stock on conversion of
  Convertible Series B-1 Preferred Stock
  to shares of common stock .............        (6,878)         6,878          --

Issuance of common stock on exercise
  of options ............................          --            1,071        20,343

Sale of investment in parent company ....          --             --      (1,444,603)

Preferred stock dividends ...............        10,543           --       1,042,801

Reduction of debt to parent for early
  repayment .............................          --             --          60,000

Other comprehensive income:
   Foreign currency translation .........          --             --            --
   Unrealized gain on available-for-sale
     securities .........................          --             --            --

Expiration of warrants held as investment
   in parent company ....................          --             --            --

Extension of warrants ...................          --             --         238,508

Net loss ................................          --             --            --
                                            -----------    -----------   -----------

Balances at June 30, 2001 ...............   $   152,487        257,893    28,049,926
                                            ===========    ===========   ===========

                                                            Accumulated      Investment
                                                               other         in Online
                                            Accumulated    comprehensive    International
                                               Deficit         Income           Stock        Total
                                            -----------    -------------    -------------    -----

Balances at September 30, 2000 ..........   (23,796,038)        (5,755)    (2,545,286)     1,972,453

Issuance of common stock for payment
  of interest ...........................          --             --             --          212,111

Issuance of common stock on conversion of
  Convertible Series B-1 Preferred Stock
  to shares of common stock .............          --             --             --             --

Issuance of common stock on exercise
  of options ............................          --             --             --           21,414

Sale of investment in parent company ....          --             --        2,452,480      1,007,877

Preferred stock dividends ...............    (1,676,768)          --             --         (623,424)

Reduction of debt to parent for early
  repayment .............................          --             --             --           60,000

Other comprehensive income:
   Foreign currency translation .........          --             (792)          --             (792)
   Unrealized gain on available-for-sale
     securities .........................          --            7,405           --            7,405

Expiration of warrants held as investment
   in parent company ....................          --             --           92,806         92,806

Extension of warrants ...................          --             --             --          238,508

Net loss ................................   (12,877,095)          --             --      (12,877,095)
                                            -----------    -----------    -----------    -----------

Balances at June 30, 2001 ...............   (38,349,901)           858           --       (9,888,737)
                                            ===========    ===========    ===========    ===========

See accompanying notes to unaudited consolidated financial statements.

eVISION USA.COM, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                          Nine months ended June 30,
                                                                              2001           2000
                                                                              ----           ----
CASH FLOWS FROM OPERATING ACTIVITIES:

NET LOSS ............................................................   $(12,877,095)     (1,831,433)

Adjustments to reconcile net loss to net cash used in operating activities:
   Loss (gain) from discontinued operations .........................      6,579,628        (776,412)
   Realized gains on sales of investment securities .................           --          (356,492)
   Loss (gain) on sales of assets ...................................         15,908         (74,123)
   Allowance for bad debt ...........................................      1,623,074         425,000
   Depreciation and amortization ....................................        994,550          74,669
   Amortization of deferred financing costs .........................         80,761          99,511
   Amortization of deferred rent ....................................        (85,545)        (85,545)
   Accretion of discount on credit card accounts receivable .........       (562,490)        (41,992)
   Accretion of original issue discount on convertible debentures ...         33,334          57,987
   Accretion of discount on investments in debt securities ..........           --          (185,491)
   Equity in loss of unconsolidated affiliates ......................      1,087,023            --
   Minority interest in earnings (loss) .............................     (2,303,092)        685,057
   Shares of common stock received for financing fees ...............       (584,278)           --
   Payment of interest in exchange for common stock .................        212,111         634,028
   Amortized portion of fair value of warrant extension .............        238,508            --
   Stock based compensation .........................................           --         1,177,991
   Expiration of warrants held as investment in parent company ......         92,806            --
   Other ............................................................        (30,849)         17,753

   Changes in operating assets and liabilities:
      Increase in credit card facilities receivable .................     (4,515,182)           --
      Decrease in accounts receivable, trade ........................        121,113         460,592
      Increase in accounts receivable, related party ................        (22,317)       (131,386)
      Increase in accrued revenues ..................................       (371,385)           --
      Decrease (increase) in other receivables ......................        (10,970)        225,873
      Increase in accrued interest receivable .......................       (245,016)       (833,518)
      Increase in accrued interest receivable, related ..............       (177,395)        (33,728)
      Decrease in securities owned, at market value .................        308,995         409,715
      Decrease (increase) in other assets ...........................        558,782        (248,638)
      Increase (decrease) in accounts payable and accrued expenses...      1,025,519         (74,217)
      Increase in accrued interest payable ..........................        180,783         198,950
      Increase in accrued interest payable, related .................        429,252          39,767
      Decrease in deferred revenues .................................        (65,991)           --
      Decrease in other current liabilities .........................        (77,557)        (16,169)
                                                                        ------------    ------------

      Net cash used in continuing operations ........................     (8,347,015)       (182,251)
      Net cash provided by (used in) discontinued operations ........     (2,058,019)      1,223,897
                                                                        ------------    ------------
      Net cash provided by (used in) operating activities ...........    (10,405,034)      1,041,646
                                                                        ------------    ------------

(Continued)

See accompanying notes to unaudited consolidated financial statements.

eVISION USA.COM, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

                                                                          Nine months ended June 30,
                                                                              2001           2000
                                                                              ----           ----
CASH FLOWS FROM INVESTING ACTIVITIES:

   Purchase of credit card accounts receivable ......................   $ (2,980,022)     (4,645,040)
   Repayments on credit card accounts receivable ....................      6,707,798            --
   Purchase of property, furniture and equipment ....................       (139,218)     (1,198,386)
   Proceeds from sale of property, furniture and equipment ..........           --            85,160
   Purchase of available for sale securities ........................           --          (252,212)
   Proceeds from sale of investment securities ......................           --         2,204,608
   Proceeds from sale of parent company stock .......................      1,007,877            --
   Advances on notes receivable .....................................       (500,000)     (1,150,000)
   Advances on notes receivable, related party ......................           --        (2,000,000)
   Repayments on notes receivable ...................................      1,000,000            --
   Cash included through Global Med consolidation ...................      1,566,172            --
   Acquisition of option relating to LIL Capital ....................           --          (250,000)
   Proceeds from repayment of ESOP note .............................           --           350,000
   Investment in subsidiary .........................................           --          (500,000)
   Purchase of subsidiary minority interest .........................       (109,932)       (560,078)
   Other investing activities .......................................         97,620          18,361
   Capital infused into discontinued operations .....................       (630,000)     (1,768,741)
   Net cash provided by (used in) discontinued operations ...........         (2,151)        468,987
                                                                        ------------    ------------

   Net cash provided by (used in) investing activities ..............      6,018,144      (9,197,341)
                                                                        ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES

   Payment of cash dividends ........................................       (614,205)       (526,694)
   Principal payments on borrowings .................................        (73,246)           --
   Payment on convertible debentures, related party .................       (600,000)           --
   Net proceeds from issuance of Convertible Series B-1
     and Series B Preferred Stock, net of offering costs ............           --        12,042,328
   Proceeds from exercises of common stock options
      and warrants ..................................................         21,414         548,045
   Net cash used in discontinued operations .........................        (40,216)        (40,251)
                                                                        ------------    ------------

   Net cash provided by (used in) financing activities ..............     (1,306,253)     12,023,428
                                                                        ------------    ------------

(Continued)

See accompanying notes to unaudited consolidated financial statements.

eVISION USA.COM, INC. AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

                                                                    Nine months ended June 30,
                                                                         2001          2000
                                                                         ----          ----

Effect of exchange rate on cash and cash equivalents ..........        (1,274)         6,581
                                                                  -----------    -----------

Net increase (decrease) in cash and cash equivalents ..........    (5,694,417)     3,874,314
Less net decrease (increase) in cash and cash equivalents from
    discontinued operations ...................................     2,100,386     (1,652,633)
                                                                  -----------    -----------

Net increase (decrease) in cash and cash equivalents from
    continuing operations .....................................    (3,594,031)     2,221,681

Cash and cash equivalents, beginning of period ................     9,132,976      6,238,364
                                                                  -----------    -----------

Cash and cash equivalents, end of period ......................   $ 5,538,945      8,460,045
                                                                  ===========    ===========

Supplemental Disclosures Related to Statements of Cash Flows:

                                                                    Nine months ended June 30,
                                                                         2001          2000
                                                                         ----          ----
Cash payments for interest:
    Continuing ................................................   $   582,461        774,813
    Discontinued ..............................................         4,313         20,987
                                                                  -----------    -----------
        Total cash payments for interest ......................       586,774        795,800
                                                                  ===========    ===========

Cash payments for income taxes, continuing ....................   $   250,512         25,000
                                                                  ===========    ===========

Other investing and financing activities:

Amounts due on credit card receivables ........................   $      --        2,980,022
                                                                  ===========    ===========

Common stock issued in payment of accrued interest
    payable to related party ..................................   $   212,111        634,028
                                                                  ===========    ===========

Common stock received in payment of account receivable ........   $   150,000           --
                                                                  ===========    ===========

Assets exchanged for ownership in unrelated broker/dealer .....   $   888,894           --
                                                                  ===========    ===========

Assets acquired in acquisition of Global Med Technologies, Inc.
    on the exercise of warrants in exchange for repayment of
    debt, net of cash .........................................   $ 4,966,474           --
                                                                  ===========    ===========

Payment of dividend by parent .................................   $   589,889           --
                                                                  ===========    ===========

Reduction in convertible debentures through early payment .....   $    60,000           --
                                                                  ===========    ===========

Acquisition of building and land ..............................          --          862,375
                                                                  ===========    ===========

See accompanying notes to unaudited consolidated financial statements.

eVISION USA.COM, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited consolidated financial statements of eVision USA.Com, Inc. and subsidiaries (eVision or the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. In the opinion of management, these financial statements reflect all adjustments (which include only normal recurring adjustments) necessary for a fair presentation of the results of operations and financial position for the interim periods presented.

The consolidated subsidiaries include all of the majority owned or controlled companies. All significant intercompany transactions have been eliminated.

The preparation of interim financial statements required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

These interim financial statements should be read in conjunction with the Annual Report on Form 10-K for the year ended September 30, 2000. Operating results for the three and nine months ended June 30, 2001, are not necessarily indicative of the results that may be expected for the year ending September 30, 2001. Certain reclassifications have been made to prior period’s consolidated financial statements to conform to current period presentation.

NOTE 2. ORGANIZATION

eVision USA.Com, Inc. is a holding company that was incorporated under the laws of the state of Colorado on September 14, 1988. eVision USA.Com, Inc. and its subsidiaries are referred to collectively as eVision or the Company. As of June 30, 2001, eVision’s consolidated subsidiaries include companies that provide leveraged financing, transaction processing and the design, development and marketing of information management software products for the healthcare industry. In addition, until December 19, 2000, one of eVision’s significant subsidiaries operated as a broker/dealer in securities.

eVision is majority owned by Online Credit International Limited (Online International) and its subsidiary, Online Credit Limited (Online Credit). Online International, eVision and its subsidiary, eBanker USA.Com, Inc. (eBanker), are significant shareholders of Global Med Technologies, Inc. (Global Med). eVision and eBanker hold shares of common stock and warrants to purchase shares of common stock of Global Med. In addition, Global Med has outstanding balances due on various financing agreements with eBanker. eBanker has credit card accounts receivable with a subsidiary of Online International, Online Credit Card Limited (OCCL). Consequently, eVision, Online International, Online Credit, OCCL, eBanker and Global Med are considered related parties.

eVISION USA.COM, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

eVision and certain of its subsidiaries have entered into significant related party transactions with Online International or certain of its subsidiaries. Mr. Fai H. Chan, as Chairman of eVision, or other members of the Board of Directors of eVision, may identify and establish the terms of various transactions into which eVision and its subsidiaries and Online International or certain of its subsidiaries may enter. Additionally, Mr. Chan is Chairman of Online International and Online International has provided funding in the past to eVision through the purchase of eVision’s convertible debentures.

Certain of the lending arrangements eBanker has entered into were identified, and terms were established, by Mr. Chan. Online International participated in certain of these lending arrangements. Additionally, certain of these arrangements are with related parties.

As a result of these transactions and relationships, the financial condition and results of operations of eVision may not necessarily be indicative of those that would have resulted if eVision and Online International were unaffiliated.

eBanker USA.Com, Inc.

eBanker is a consolidated subsidiary of eVision. As of September 30, 2000, eVision owned 39% of the outstanding common stock and 100% of the outstanding preferred stock of eBanker. The common shareholders of eBanker are entitled to 50% of the votes to elect the members of the board of directors and the preferred shareholder is entitled to 50% of the votes to elect the members of the board of directors. eBanker has entered into a management agreement with eVision to assist in the management of eBanker’s business including providing assistance in the (i) identification of lending opportunities, (ii) credit analysis of potential borrowers, (iii) structure of loans, including yield-enhancing equity participation and collateral arrangements and (iv) administration of loans. In exchange for such services, eVision is entitled to an annual fee equal to 10% of eBanker’s pretax profits as determined from eBanker’s annual audited financial statements.

eBanker was created with the purpose of providing a wide range of financial lending products and services. eBanker intends to identify, target and serve high-margin, global financial market segments. eBanker has been designed as a non-deposit taking, broad financial services entity, with the view of avoiding the regulations facing traditional financial institutions.

Global Med Technologies, Inc.

Global Med was organized under the laws of the State of Colorado in December 1989. Global Med designs, develops, markets and supports information management software products for blood banks, hospitals, centralized transfusion centers and other healthcare related facilities.

eVISION USA.COM, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

Global Med developed SAFETRACE® and SAFETRACE TX™. SAFETRACE® is a transfusion management information system that is designed to be used by hospitals and centralized transfusion centers to help insure the quality of blood transfused into patient-recipients. SAFETRACE TX™ provides electronic cross-matching capabilities to help insure blood compatibility with patient-recipients and will track, inventory, bill and document all activities with blood products from the time blood products are received in inventory to the time the blood products are used or returned to blood centers. SAFETRACE TX™ complements SAFETRACE® as the combined SAFETRACE TX™ and SAFETRACE® software system integrates hospitals with blood centers and provides a “vein-to-vein”™ tracking of the blood supply. The FDA requires all blood tracking application software vendors to submit a 510(k) application for review. The application process for FDA review and compliance with FDA guidelines relates to computer software products regulated as medical devices. In April 1997, SAFETRACE® received FDA 510(k) clearance. SAFETRACE TX™ received FDA 510(k) clearance in January 1999.

During 1999, Global Med formed a subsidiary, PeopleMed.com, Inc., a Colorado corporation, which is approximately 83% owned by Global Med, to develop a software application designed to give HMO providers and other third party payers access to clinical information for chronic disease patients. This application will allow doctors and other medical employees access to a patient’s history. The remaining 17% of PeopleMed is owned primarily by certain officers and directors of Global Med.

As of September 30, 2000, the Company owned a total of 1,815,907 shares of common stock of Global Med. As of September 30, 2000, eVision’s ownership represented 13.45% of the total outstanding shares of Global Med common stock. In November 2000, eBanker acquired an additional 8,697,600 shares of common stock of Global Med in connection with the refinancing of the financing agreements discussed below. As a result of these transactions, eBanker gained control of Global Med and Global Med is reflected in eVision’s consolidated financial statements as a consolidated subsidiary of eBanker effective November 20, 2000.

At September 30, 2000, a total of $5,400,000 was outstanding under three separate financing agreements between eBanker and Global Med and there were no remaining amounts available under the commitments.

In November 2000, eBanker agreed to exercise warrants to purchase 8,000,000 shares of common stock of Global Med at $0.25 per share in exchange for $2,000,000 of its notes receivable from Global Med. The remaining $3,400,000 outstanding under the various financing agreements and accrued interest of $428,700 were combined into one agreement and the due date was extended to July 1, 2001. Global Med agreed to pay interest of 12% per annum on a semi-annual basis, with the first interest payment due May 19, 2001. The 8,000,000 shares of common stock were issued on February 28, 2001. In consideration for the extension of the remaining principal and interest, eBanker received a fee of 5% payable in 197,600 shares of common stock of Global Med.

eVISION USA.COM, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

As part of the extension and because the principal was not paid in full by July 1, 2001, the due date for the principal was automatically extended to July 1, 2003. Additionally, eBanker is to be issued warrants to acquire up to 10,168,430 shares of Global Med common stock with an exercise price of $0.50 per share. Additionally, upon the occurrence of certain events related to a certain contract Global Med is negotiating, Global Med will have the right, in its discretion, to put its shares of common stock worth up to $1,500,000 to eBanker at $0.50 per share in the form of exchanging debt for shares of common stock. The default conversion rate under this extension is $1.00 per share. As consideration for this provision, eBanker was issued 500,000 restricted shares of Global Med common stock.

On March 22, 2001, Global Med and eBanker entered into an interest payment option agreement that provided Global Med with the option, with five days prior written notice, to elect and pay to eBanker, before July 1, 2001, Global Med’s entire interest payment calculated for the life of the loan agreement dated November 19, 2000, in the form of 1,746,688 shares of Global Med common stock (calculated at $0.6875 per share, which was the closing bid price on March 22, 2001). In the event that Global Med pays any principal on the loan prior to July 1, 2003, eBanker will return a number of shares determined by calculating the pro-rata interest avoided due to early repayment of principal divided by $0.6875 per share. eBanker will make this calculation on July 1, 2001, July 1, 2002 and July 1, 2003.

On June 20, 2001 Global Med elected to exercise the interest payment option. As a result, eBanker will be issued 1,746,688 shares of Global Med’s common stock as payment for the interest expense on the outstanding balance under the financing agreements through July 1, 2003.

If Global Med defaults on the repayment of any amount borrowed under the combined note issued to eBanker, all existing members of the board of directors of Global Med will be required to resign and eBanker will have the right to appoint all new members.

Global Online Funds, Inc.

As of September 30, 2000, Global Online’s consolidated assets consisted primarily of 123,294,000 shares of common stock and warrants to purchase 24,416,800 shares of common stock of Online International. The warrants subsequently expired. This investment in the equity instruments (common stock and common stock warrants) of Online International is reflected in the financial statements at September 30, 2000 as a contra-equity account at their cost of $2,545,286, in a manner similar to treasury stock. During the nine months ended June 30, 2001, warrants to purchase 24,416,800 shares of common stock of Online International expired which resulted in a loss of $92,806. In addition, all shares of common stock of Online International were sold for net proceeds of 1,007,877 resulting in a charge against additional paid-in-capital of $1,444,603.

Skyhub Asia Holdings Limited

eVision agreed to provide Skyhub with a total of approximately $3,000,000 in financing including a short term loan in the maximum amount of $1,500,000. In February 2000, eBanker entered into a loan commitment agreement with Skyhub and eVision. eBanker committed to loan Skyhub, on behalf of eVision, up to $1,500,000, bearing interest at the rate of 12% per annum, payable every six months, with the principal due one year from the date of the draw on the loan. In February 2000, eBanker advanced Skyhub $1,000,000 of the loan commitment which was due in February 2001.

eVISION USA.COM, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

In February 2001, eBanker, eVision and Skyhub agreed to extend the due date for one year in consideration of eVision transferring 5% of the total outstanding shares of Skyhub from its existing ownership of Skyhub to eBanker. During the nine months ended June 30, 2001, eBanker advanced Skyhub an additional $200,000.

On June 14, 2001 5G Wireless Communications Inc. (5G), an unrelated third party, agreed to acquire 30% of the outstanding common stock of Skyhub. Under the terms of the acquisition, 5G will provide $1,000,000 in financing for expansion of Skyhub’s network. As part of the terms, Skyhub would be issued 2,814,791 shares of eVision’s common stock in fulfillment of the remaining $3,000,000 commitment described above, which shares would then be exchanged, along with the 1,185,209 common shares already owned, with eBanker for the loan and outstanding accrued interest. As a result of the transaction, eVision and eBanker’s ownership in Skyhub decreases from 52% and 8% to 26% and 4%, respectively. Additionally, 5G will retain an option to acquire an additional 20% ownership in Skyhub from eVision. Consequently, Skyhub is no longer consolidated into eVision’s consolidated financial statements as of June 14, 2001.

NOTE 3. RISKS AND UNCERTAINTIES

At June 30, 2001 and September 30, 2000, eBanker had outstanding loan receivable balances of $3,828,700 and $5,400,000, respectively, from Global Med. Global Med designs, develops, markets and supports information management software products for blood banks, hospitals, centralized transfusion centers and other healthcare related facilities. Global Med currently has customers and recognizes revenues from its proprietary products. However, the number of customers and levels of revenues have not been sufficient for Global Med to attain profitable operations. Global Med has incurred significant cumulative operating losses. Additionally, Global Med currently has an accumulated shareholders’ deficit. The ultimate success of Global Med is dependant upon a number of factors such as increasing market acceptance of its products, the addition of significant new customers and maintaining effective cost controls, none of which is assured.

At June 30, 2001 and September 30, 2000, the Company had a significant equity investment in Global Med and held warrants to purchase common stock, some of which were exercised in November 2000 and enabled eBanker to take control of Global Med. Management believes that its investments in loans, accrued interest and equity instruments of Global Med are recoverable and that, based on the estimated fair value of these investments, no impairment currently exists. However, the ultimate realizability of these investments is dependant upon Global Med attaining profitable operations, obtaining alternative financing arrangements or being sold for a price, which would allow the Company to recover its investment, none of which is assured.

eVISION USA.COM, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

On June 8, 2001, eVision and Online Credit, entered into an agreement whereby eVision agreed to pay $7,314,316 of principal and interest, in the form of transferring ownership of assets, to Online Credit in satisfaction of certain convertible debentures outstanding subject to the approval of the eVision shareholders. See Note 8. If the agreement is approved by the shareholders, the Company will substantially reduce its assets and its convertible debentures due to Online Credit.

During the nine months ended June 30, 2001 and 2000, the Company incurred losses and used significant amounts of cash in operations and at June 30, 2001 has an accumulated deficit of $38,349,901. For the nine months ended June 30, 2001, the Company used cash of $10,405,034 in operating activities. The Company’s cash portion of the dividend payment on its Convertible Series B-1 Preferred Stock at April 30, 2001 was made by Online International pursuant to a guaranty by Online International. Management anticipates that the cash, accounts receivable balances, recurring revenues, proceeds from the sales of securities and investments held will provide sufficient working capital for the near term; however, without additional financing the Company may not continue as a going concern.

NOTE 4. DISCONTINUED OPERATIONS

American Fronteer Financial Corporation

American Fronteer Financial Corporation (American Fronteer or AFFC) was registered as a broker/dealer with the Securities and Exchange Commission (Commission), was a member of the National Association of Securities Dealers (NASD) and the Boston Stock Exchange, an associate member of the American Stock Exchange, and registered as a securities broker/dealer in all 50 states. American Fronteer was a member of the Securities Investor Protection Corporation (SIPC) and other regulatory and trade organizations. American Fronteer was licensed to sell insurance products in certain states. Subsequent to September 30, 2000, in connection with the transaction discussed below, American Fronteer filed Form BDW to withdraw its registration as a broker/dealer with the Commission and terminated its other memberships related to its broker/dealer operations. American Fronteer’s business consisted of providing retail securities brokerage and investment services, trading fixed income and equity securities, providing investment banking services to corporate and municipal clients, managing and participating in underwriting corporate and municipal securities and selling a range of professionally managed mutual funds and insurance products.

eVISION USA.COM, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

On December 19, 2000, eVision acquired 24.9% of the outstanding common stock of Auerbach, Pollak and Richardson, Inc. (APR), a broker/dealer in securities, and an option to purchase an additional 15.1% of the outstanding common stock of APR for one dollar in exchange for the primary assets of the retail brokerage operations of American Fronteer. The transfer of the American Fronteer brokers and other personnel to APR occurred on December 19, 2000. Following the transfer, American Fronteer withdrew its registrations as a securities broker/dealer with the Commission and the states, and terminated its memberships in the NASD, the Boston Stock Exchange, the American Stock Exchange and SIPC. The option was exercised on February 27, 2001. eVision has the option to nominate two members to the board of directors of APR. The investment in APR is accounted for under the equity method of accounting. Under the equity method, eVision reports its share of the net income or loss of APR on one line item in the financial statements. Because the transaction was an exchange of ownership interests in securities broker/dealers, the operations of American Fronteer were not reflected as discontinued operations through March 31, 2001. However, during the three months ended June 30, 2001, APR incurred a net capital violation and was prevented from operating as a full service broker/dealer by the NASD. Since this time, the brokerage accounts have been transferred to another broker/dealer. Consequently, the Company has accrued for lease termination and other costs of approximately $2,300,000 that American Fronteer may be ultimately be responsible for and accounted for its broker/dealer operations as of June 30, 2001 as discontinued operations.

The following is financial information relative to discontinued operations.

                                                                        June 30,    September 30,
                                                                          2001           2000
                                                                        -------     ------------
Current assets:
   Cash and cash equivalents                                         $      --      $ 2,099,744
   Receivables, net                                                       80,666        162,051
   Securities owned, at market value                                     138,316        939,464
   Other assets                                                             --          103,711
                                                                     -----------    -----------

      Total current assets                                               218,982      3,304,970

Current liabilities:
   Accounts payable and accrued expenses                               4,302,894      1,233,618
   Payable to clearing organization                                          215        305,866
   Current portion of long-term debt and capital lease obligations        57,360         61,372
   Other current liabilities                                              34,476         99,884
                                                                     -----------    -----------

      Total current liabilities                                        4,394,945      1,700,740
                                                                     -----------    -----------

         Net current assets (liabilities)                             (4,175,963)     1,604,230
                                                                     ===========    ===========
Long-term assets:
  Property, furniture and equipment, net                                 157,000        936,227
  Other long-term assets                                                 116,781        921,792
                                                                     -----------    -----------

       Total long-term assets                                            273,781      1,858,019

eVISION USA.COM, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

         Long-term liabilities:
         Capital lease obligations, net of current portion                 8,140         44,344
                                                                     -----------    -----------

         Total long-term liabilities                                       8,140         44,344
                                                                     -----------    -----------

         Net long-term assets                                            265,641      1,813,675
                                                                     ===========    ===========

                                         Nine months ended June 30,   Three months ended June 30,
                                            2001           2000           2001           2000
                                            ----           ----           ----           ----
Revenues                                 1,116,778     20,071,890        (17,323)     3,321,189

Cost of sales and operating expenses    (7,386,867)   (19,380,699)    (2,604,565)    (4,983,623)

Other non-operating income (expense)      (309,539)        85,221       (260,183)        45,584
                                       -----------    -----------    -----------    -----------

Income (loss) before income taxes       (6,579,628)       776,412     (2,882,071)    (1,616,850)

Income tax expense                            --             --             --             --
                                       -----------    -----------    -----------    -----------

Net income (loss) from discontinued
  operations                            (6,579,628)       776,412     (2,882,071)    (1,616,850)
                                       ===========    ===========    ===========    ===========

NOTE 5. CREDIT CARD FACILITIES RECEIVABLE

During the nine months ended June 30, 2001, eBanker and OCCL entered into agreements to lend a total of approximately $16,700,000 to nine unaffiliated Hong Kong companies through credit card facilities. eBanker and OCCL share in the loans generally at the rate of 50% each and eBanker’s share of the facilities was $9,100,000. The credit card facilities bear interest at the rate of 3% per month and are administered by OCCL. In exchange for OCCL’s administration of the facilities, legal documentation and due diligence, eBanker pays OCCL 10% per annum on eBanker’s share of the outstanding balances. eBanker’s share of the balance outstanding as of June 30, 2001 was $2,508,000, including interest and net of allowances of $1,993,000.

eVISION USA.COM, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

NOTE 6. CREDIT CARD ACCOUNTS RECEIVABLE

In March 2000, eBanker acquired from MBf Card International Limited (MBf) a non-revolving interest in certain outstanding credit card accounts receivable for a total consideration of $7,625,062, which represented a discount of $1,601,976 from the total book value of the outstanding balances of the credit card accounts receivable of $9,227,038. This total of $9,227,038 consisted of approximately 92% of current accounts receivable and approximately 8% of 1 to 30 days past due accounts receivable. Approximately 60% of the initial consideration, or $4,645,040, was paid at the time of closing and the remaining balance was offset against collections on the related credit card receivables. Of the total purchase discount of $1,601,976, $800,000 was allocated to an allowance for doubtful accounts and the remaining discount of $801,976 is being accreted to income over a period of 18 months, the estimated life of the credit card accounts receivable.

Concurrent with the acquisition of the credit card portfolio by eBanker, Online Credit acquired MBf and changed the name of MBf to Online Credit Card Limited (OCCL). OCCL processes the credit card collections for eBanker, remits collections to eBanker on a monthly basis, and manages and absorbs the costs associated with (i) the administration and overhead of the portfolio including rent, utilities, salaries, wages, benefits, and hardware, software and other equipment costs, (ii) the underlying cards’ benefits and bonus points program, (iii) one-third of any charge-offs and (iv) providing 24-hour customer support.

For the nine months ended June 30, 2001, after payment of the fees related to processing collections of approximately $254,000, eBanker recognized interest income of approximately $140,000 plus the discount accretion of $562,000, for a total of $702,000. As of June 30, 2001, the credit card accounts receivable balance was offset completely by an unamortized discount of $30,207. As of September 30, 2000, the credit card accounts receivable balance, net of unamortized discount of $592,697 and allowance for doubtful accounts of $537,840, was $2,296,398.

NOTE 7. NOTES RECEIVABLE

On April 5, 2001, eBanker entered into a loan agreement with a previously unaffiliated entity for $500,000, bearing interest at a rate of 12% per annum, payable quarterly for a term of 36 months. The loan is secured by certain assets of the entity including, but not limited to, the current and future intellectual property (trademarks, software, copyrights, technology, licenses, and patented technology), marketable securities and stock of the entity that is not owned by the entity itself. eBanker received a commitment fee equal to 10% of the entity’s common stock. Two of the entity’s principals are members of the board of directors of eVision.

NOTE 8. CONVERTIBLE DEBENTURES, RELATED PARTY

At September 30, 2000, the current portion of the convertible debentures of $500,000 was due March 2001. On January 17, 2001, Online Credit agreed to extend the $500,000 due March 2001 until March 2002 in consideration of a fee of one percent, or $5,000. In May 2001, the Company agreed to repay $660,000 of the convertible debentures for $600,000. The difference of $60,000 was credited to additional paid-in-capital.

eVISION USA.COM, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

The quarterly interest payments that have been made on the convertible debentures purchased pursuant to the convertible debenture agreement have been made in shares of the Company’s common stock. During the nine months ended June 30, 2001, 428,583 shares of common stock of the Company were issued to pay Online Credit interest of $212,111 through September 30, 2000. Online Credit has agreed to allow eVision to pay interest on these convertible debentures in cash or in shares of eVision common stock, at eVision’s option, until April 1, 2002.

On June 8, 2001, eVision and Online Credit, entered into an agreement whereby eVision agreed to pay $7,314,316 of principal and interest, in the form of transferring ownership of assets, to Online Credit in satisfaction of certain convertible debentures outstanding subject to the approval of the eVision shareholders. The agreement was amended on June 26, 2001, to extend the effective date. If approved by the shareholders of eVision, the transaction will close immediately after such approval. Online Credit and Online International have agreed to vote proportionately with those voting shareholders. The convertible debentures were issued under a $4,000,000 10% Convertible Debenture due December 15, 2007 (Convertible Debenture) and an option to purchase an $11,000,000 10% Convertible Debenture (Option) to Online Credit. Of the Convertible Debenture and Option, Online Credit had exercised and held $8,000,000 in convertible debentures prior to the satisfaction in May 2001 of $660,000 of convertible debentures. On August 19, 2001, Online Credit agreed to cancel the remaining $7,000,000 available under the Option. Of the remaining outstanding balance of $7,340,000, $6,749,924 of principal will be satisfied, as will $564,392 of accrued interest thereon. The remaining outstanding balance of convertible debentures of $590,076 will be documented in the form of a convertible debenture in accordance with terms under the Option and will accrue interest at 8% with a maturity in 2007.

On August 19, 2001, eVision entered into an option agreement with eBanker whereby eVision would be entitled to purchase up to 543,177 shares of common stock of eBanker if the shareholders of eVision agree to the proposed asset transfer as described above. The option will be exercisable at $4.07 per share on or before December 31, 2001, at $4.31 per share on or before December 31, 2002 and at $4.57 per share on or before December 31, 2003, and will expire on December 31, 2003.

Also on August 19, 2001, eBanker and Online Credit entered into an option hedge agreement whereby Online Credit agreed to the cancellation and return of common shares of eBanker equal to the number of common shares that are purchased by eVision in the exercise of the option agreement dated August 19, 2001. As part of the option hedge agreement, eBanker agrees to pay Online Credit the proceeds received by eBanker from the exercise of the option agreement by eVision less a fee of $0.25 per share.

eVISION USA.COM, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

The assets of eVision which will be used as satisfaction of the convertible debentures identified above consist of all debt, equity and derivative instruments of eBanker owned by eVision, except that owned by American Fronteer, as of June 8, 2001; all shares of Global Growth Management Inc., a wholly-owned subsidiary of eVision; and 1,050,000 common shares of Global Med owned by eVision. On June 27, 2001, these assets were pledged to secure eVision’s performance under all convertible debentures currently outstanding to Online Credit. As consideration for the pledge, Online Credit agreed to reduce the interest rate from 12% to 2% on a $589,889 convertible debenture due June 4, 2006 that was recently issued to Online International in consideration for Online International paying the Convertible Series B-1 Preferred Stock dividend of eVision in accordance with the guaranty of Online International. The $589,889 convertible debenture was assigned by Online International to Online Credit.

Presently, prior to the transaction, eVision owns approximately 40% of eBanker’s outstanding common shares and approximately 5% of Global Med. Separately, eBanker owns approximately 42% of Global Med. As part of the agreement, amounts owing to eVision from Global Growth of approximately $900,000 will be cancelled. In addition, the management agreement whereby eBanker pays 10% of pretax profits to eVision will also be cancelled.

The debt, equity and derivative instruments of eBanker consist of 1 Series A preferred share, 1,083,533 common shares, 330,000 warrants to purchase common shares exercisable at $3.00 expiring August 11, 2003, 307,692 warrants to purchase common shares exercisable at $8.00 expiring March 31, 2005, 307,692 warrants to purchase common shares exercisable at $9.00 expiring March 31, 2005 and $660,000 in face value 10% convertible debentures. The Series A preferred share entitles the holder to 50% of the vote for members of the Board of Directors of eBanker. The primary assets of Global Growth consist of ownership in commercial property in Vancouver, British Columbia, Canada, including a mortgage thereon of approximately $786,000.

Values given to the assets being transferred were determined and agreed to by the Board of Directors of eVision and Online Credit and were based on market values at the time of the agreement in case of the shares of Global Med and recent transactions in the case of the shares of eBanker and Global Growth. As of July 31, 2001, Fai H. Chan beneficially owns 105,379,710 shares, or 85% of the outstanding voting stock of eVision, including shares underlying convertible debentures owned or that could have been acquired. All of these shares are beneficially owned by Online International.

Mr. Fai H. Chan, Chairman and Chief Executive Officer of eVision and of Online International, and Mr. Jen Fong, Director of eVision and Online International, own options to purchase 500,000 and 100,000 common shares, respectively, in eBanker exercisable at $3.00 per share, and options to purchase 250,000 and 150,000 common shares, respective, in Global Med exercisable at $0.78 per share. Tony T.W. Chan, a Director and the Chief Operating Officer of eVision who is also a Director of Online International, owns options to purchase 50,000 common shares in Global Med exercisable at $0.66 per share.

eVISION USA.COM, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

On June 6, 2001, Fai H. Chan, relinquished his options to purchase 9,000,000 shares of common stock of eVision. The options were from two different grants between November 25, 1998 and January 28, 1999 and were exercisable for ten years from the date of their respective grant dates at prices ranging from $0.20 to $0.30 per share.

The following summarized proforma balance sheet gives effect to the proposed transfer of certain assets of eVision as described above . The summarized proforma balance sheet gives effect to the transaction as if it had occurred on June 30, 2001 and does not purport to represent what eVision’s financial position would have actually been if the transaction had actually occurred on June 30, 2001.

                           Current assets                     $   743,935

                           Long-term assets                       536,816
                                                              -----------

                           Total assets                       $ 1,280,751
                                                              ===========

                           Current Liabilities                $ 6,746,579

                           Long-term liabilities                1,179,965

                           Minority interest                       11,257

                           Stockholders' deficit               (6,657,050)
                                                              -----------

                           Total liabilities and
                              Shareholders' deficit           $ 1,280,751
                                                              ===========

NOTE 9. STOCKHOLDERS’ EQUITY

During the nine months ended June 30, 2001, the Company granted options to employees to purchase 1,838,483 shares of the Company’s common stock at a price of $0.50 per share. The options vest over a period of three years and are exercisable for a period of ten years. During the same period, options to purchase 14,649,252 shares of common stock of the Company were canceled. This includes 9,000,000 options held by Mr. Chan, which were relinquished on June 6, 2001.

eVISION USA.COM, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

NOTE 10. COMMITMENTS AND CONTINGENCIES

On March 19, 2001, the United States District Court for the Southern District of New York dismissed Case No. 00 CIV. 6769 in response to a Motion to Dismiss filed on December 7, 2000 by eBanker, eVision, AFFC and the officers and directors of eVision and eBanker. On or about September 8, 2000, Michael Halperin, M.D., and Donald Kern, D.D.S., shareholders of eBanker, had filed Case No. 00 CIV 6769 in the United States District Court for the Southern District of New York against eBanker, eVision, AFFC, and the officers and/or directors of eVision and eBanker. Among other claims, the complaint alleged that eBanker and eVision misrepresented and/or omitted material facts in their private offering memoranda, communications with shareholders, and in eVision’s Annual Report on Form 10-K, in violation of Sections 10(b) and 10b-5 of the Securities Exchange Act of 1934. Among other items, the plaintiffs were seeking compensatory damages of no less than $70,000,000. On July 12, 2001, the plaintiffs filed an appeal of the dismissal.

Although eBanker does not hold itself out as being primarily engaged in the business of investing, reinvesting, or trading in securities, for several quarters its asset composition may have fallen outside the limits set in Section 3(a)(1)(C) of the Investment Company Act of 1940, as amended, (the 1940 Act) for not being deemed an “investment company”, and its asset and income composition may have fallen outside the limits set in Rule 3a-1 under the 1940 Act for this purpose. In addition, due to stock sales made in the third quarter of calendar 1999, eBanker had a few more than 100 beneficial owners of its outstanding securities, calculated as provided for in Section 3(c)(1) of the 1940 Act, during the period beginning with that quarter through February 2001, at which time eBanker repurchased shares from enough holders to bring this figure back under 100. During the period in which eBanker had more than 100 beneficial owners, it could not rely on Section 3(c)(1) in order not to register under the 1940 Act, although it may have been entitled to rely on other exclusions. If eBanker was required to have been registered under the 1940 Act during this period, certain transactions it entered into during the period may be subject to rescission. Following consultation with outside legal counsel, management believes this matter did not and will not have a material effect on its business activities or on its financial condition or results of operations.

The Company is a defendant in certain other arbitration and litigation matters arising from its activities. After consultation with outside legal counsel, management believes the ultimate resolution of these arbitration and litigation matters will not have a material adverse effect on the financial condition or operations of the Company.

eVISION USA.COM, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

NOTE 11. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted earnings per share for the nine and three months ended June 30, 2001 and 2000:

                                                 Nine months ended June 30,   Three months ended June 30,
                                                      2001         2000           2001         2000
                                                      ----         ----           ----         ----

Weighted average number of shares used
     in the basic earnings per share computation   25,394,367   21,515,508   25,788,274   23,357,830

Effect of dilutive securities:
     Common stock options                           1,742,918   14,713,133      221,020   13,790,904
     Common stock warrants                               --      1,548,880         --        811,668
     Convertible debentures, related party               --     27,810,197         --     26,581,066
     Convertible Series B-1 Preferred Stock              --      4,796,398         --      5,754,226
                                                   ----------   ----------   ----------   ----------

     Dilutive potential common shares               1,742,918   48,868,608      221,020   46,937,864
                                                   ----------   ----------   ----------   ----------
Adjusted weighted average number of
     shares used in diluted earnings per
     share computation                             27,137,285   70,384,116   26,009,294   70,295,694
                                                   ==========   ==========   ==========   ==========

The effects of potentially dilutive securities for the nine and three months ended June 30, 2001 have not been included in the calculation of diluted earnings per share as the effects were antidilutive.

NOTE 12. SEGMENT DISCLOSURE

eVision’s segments are managed separately based on the fundamentally different products and services offered by the various eVision subsidiaries. The discontinued operations segment includes American Fronteer, which was the securities broker/dealer. The eServices division includes the following investments or subsidiaries providing computer related products and services: Q6 Technologies, Secutron and MidRange, Corporate Net Solutions, Skyhub, PhoneBox Asia and eBiz Web Solutions. eBanker, excluding Global Med, is considered a segment due to the nature of its ownership and operations. The eMedical segment includes Global Med. Included in the Others segment are eVision, eVision Corporate Services, Global Online Funds, Global Growth, eVision China and OLBroker. These subsidiaries include investing activities and the provision of accounting, legal, administrative and back office support for the other subsidiaries and other entities as well.

                                                  For the Nine Months Ended June 30, 2001

                           Discontinued
Consolidated                Operations     eServices     eBanker     eMedical      Others      Eliminations     Total
------------               ------------    ---------     -------     --------      -------     ------------     -----

Revenues from
   unaffiliated customers     $ 1,116,778     373,825    2,480,946    3,417,400        6,225         --       7,395,174
Intersegment revenues                --        73,087      578,682         --      1,041,517   (1,693,286)         --
                              ----------- -----------  -----------  -----------  -----------  -----------   -----------
Total revenues                $ 1,116,778     446,912    3,059,628    3,417,400    1,047,742   (1,693,286)    7,395,174
                              =========== ===========  ===========  ===========  ===========  ===========   ===========

Operating loss                $(6,270,089) (1,532,985)  (1,831,034)  (1,667,865)  (2,233,061)     (11,808)  (13,546,842)
Other income (expense), net      (309,539)    (14,031)    (256,458)    (525,467)  (1,057,607)      90,219    (2,072,883)
                              ----------- -----------  -----------  -----------  -----------  -----------   -----------
Income (loss) from operations
  before minority interest
  and income taxes            $(6,579,628) (1,547,016)  (2,087,492)  (2,193,332)  (3,290,668)      78,411   (15,619,725)
                              =========== ===========  ===========  ===========  ===========  ===========   ===========
Depreciation and
   amortization               $   212,618     244,727      632,320       82,040       35,463         --       1,207,168
                              =========== ===========  ===========  ===========  ===========  ===========   ===========

Capital expenditures          $     2,151     133,855         --          2,366        2,997         --         141,369
                              =========== ===========  ===========  ===========  ===========  ===========   ===========
Identifiable assets as of
   June 30, 2001              $   486,354     389,487   13,545,706    4,048,220    2,923,201      221,101    21,614,069
                              =========== ===========  ===========  ===========  ===========  ===========   ===========

eVISION USA.COM, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

                                             For the Nine Months Ended June 30, 2000

                                  Discontinued
Consolidated                       Operations     eServices       eBanker      Others       Eliminations      Total
------------                      ------------    ---------       -------      ------       ------------      -----

Revenues from
  unaffiliated customers           $20,071,890     1,785,293      2,828,056       619,243           --       25,304,482
Intersegment revenues                     --         297,085        139,460     1,013,639     (1,450,184)          --
                                   -----------   -----------    -----------   -----------    -----------    -----------
Total revenues                      20,071,890     2,082,378      2,967,516     1,632,882     (1,450,184)    25,304,482
                                   ===========   ===========    ===========   ===========    ===========    ===========

Operating income (loss)                691,191      (546,375)     1,638,627    (1,801,483)      (172,853)      (190,893)
Other income (expense), net             85,221       104,277           --        (603,680)        97,763       (316,419)
                                   -----------   -----------    -----------   -----------    -----------    -----------
Income (loss) from operations
   before  minority interest and
   income taxes                        776,412      (442,098)     1,638,627    (2,405,163)       (75,090)      (507,312)
                                   ===========   ===========    ===========   ===========    ===========    ===========

Depreciation and amortization          303,684        49,980           --          24,756           --          378,420
                                   ===========   ===========    ===========   ===========    ===========    ===========

Capital expenditures               $   111,013       475,967           --       1,584,794           --        2,171,774
                                   ===========   ===========    ===========   ===========    ===========    ===========

Identifiable assets as of
 June 30, 2000                     $ 6,558,045     1,756,806     19,309,862     8,940,212     (1,634,260)    34,930,665
                                   ===========   ===========    ===========   ===========    ===========    ===========

eVISION USA.COM, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
CONTINUED

The following is a summary of information regarding the Company’s continuing operations by geographical area for each of the nine months ended:

                                                        June 30,
                                                  -------------------
                                                  2001           2000
                                                  ----           ----
             Revenues:
                Continuing:
                    United States          $  5,905,253       5,043,473
                    Canada                       48,013         189,119
                    Asia                        325,130            --
                                           ------------    ------------
                        Total continuing      6,278,396       5,232,592
                Discontinued:
                    United States             1,116,778      20,071,890
                                           ------------    ------------

                                           $  7,395,174      25,304,482
                                           ============    ============

             Operating income (loss):
                Continuing:
                        United States      $ (6,191,119)       (557,587)
                        Canada                 (367,647)       (163,859)
                        Asia                   (717,987)       (160,638)
                                           ------------    ------------
                        Total continuing     (7,276,753)       (882,084)
                Discontinued:
                    United States            (6,270,089)        691,191
                                           ------------    ------------

                                           $(13,546,842)       (190,893)
                                           ============    ============

             Identifiable assets:
                Continuing:
                        United States      $ 19,605,945      25,669,925
                        Canada                1,858,348       1,824,424
                     Asia                          --           878,271
                                           ------------    ------------
                        Total continuing     21,464,293      28,372,620
                Discontinued:
                    United States               265,641       6,558,045
                                           ------------    ------------

                                           $ 21,729,934      34,930,665
                                           ============    ============

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS

The following discussion contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. These statements include the plans and objectives of management for future operations, including plans and objectives relating to expansion and the general development of the business of eVision. The forward-looking statements included herein are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of eVision. Although eVision believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that the forward-looking statements included in this Quarterly Report on Form 10-Q will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by eVision or any other person that the objectives and plans of eVision will be achieved.

During the nine months ended June 30, 2001, there were two significant series of transactions pertaining to American Fronteer Financial Corporation and Global Med Technologies, Inc. (Global Med). As a result of these transactions as described in Notes 2 and 4 to the unaudited consolidated financial statements for the quarterly period ended June 30, 2001, the operations of American Fronteer Financial Corporation have been accounted for as discontinued operations as of June 30, 2001 and Global Med has been reflected in eVision’s unaudited consolidated financial statements as a subsidiary of eBanker effective November 20, 2000.

RESULTS OF OPERATIONS

NINE MONTHS ENDED JUNE 30, 2001 COMPARED TO NINE MONTHS ENDED JUNE 30, 2000.

Revenues

Revenues for the nine months ended June 30, 2001 were $6,278,396, a increase of $1,045,804 or 20% from the $5,232,592 for the nine months ended June 30, 2000. The increase is primarily the result of the increase in computer hardware and software operations of $2,139,785 and an increase in interest income of $689,381 offset by the decrease in trading profits of $1,224,461.

During the nine months ended June 30, 2001, computer hardware and software operations consisted of the activities of Skyhub and Global Med. Global Med has been consolidated since November 20, 2000. Included in computer hardware and software operations for the nine months ended June 30, 2000 were the operations of Secutron Corp. and its wholly owned subsidiary, MidRange Solutions Corp., (collectively, Secutron). The businesses of Secutron ceased during the second quarter of the fiscal year ended September 30, 2000. Secutron was included in the eServices business segment while Global Med is included in the eMedical business segment.

The increase in interest income of $689,381 for the nine months ended June 30, 2001 primarily relates to the earnings on the eBanker credit card accounts receivable and the credit card facilities receivable which were not outstanding for as long a period during the nine months ended June 30, 2000.

The decrease in trading profits of $1,224,630 for the nine months ended June 30, 2001 as compared to the nine months ended June 30, 2000 was due primarily to better market conditions and sales of the Company’s positions in certain securities at a significant profit, all in the prior year.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS CONTINUED

Cost of Sales and Operating Expenses

Cost of sales and operating expenses increased from $6,114,676 for the nine months ended June 30, 2000 to $13,555,149 for the nine months ended June 30, 2001. This increase of $7,440,473, or 122%, primarily relates to the increases in computer hardware and software cost of sales of $921,379, general and administrative expenses of $5,197,160, and depreciation and amortization of $840,473.

The increase in computer hardware and software cost of sales of $921,379 was primarily due to the consolidation of Global Med as described above.

General and administrative expenses increased $5,197,160, or 120%, for the nine months ended June 30, 2001 from the nine months ended June 30, 2000. The increase was primarily due to estimated lease exit costs that were accrued of approximately $900,000 and the consolidation of Global Med as of November 20, 2000 which added approximately $3,400,000, offset by stock based compensation incurred in the prior year of approximately $700,000. In addition, the Company was involved in a significant lawsuit that resulted in more than customary legal and accounting and auditing fees of approximately $370,000 for the nine month period ended June 30, 2001.

Depreciation and amortization expense increased $840,473 primarily due to amortization of goodwill resulting from the purchase and consolidation of Global Med at November 20, 2000.

Other Income (Expense)

The equity in the loss of the unconsolidated affiliates relates to eVision’s share of the loss sustained by APR during the period December 20, 2000 through June 30, 2001 and the losses of Global Med for the period October 1, 2000 through November 19, 2000, prior to consolidation.

THREE MONTHS ENDED JUNE 30, 2001 COMPARED TO THREE MONTHS ENDED JUNE 30, 2000.

Revenues

Revenues for the three months ended June 30, 2001 were $2,296,842, an increase of $1,425,370 or 164% from the $871,472 for the three months ended June 30, 2000. The increase is primarily due to increased computer hardware and software operations of $1,615,102 resulting from the consolidation of Global Med since November 20, 2000.

During the three months ended June 30, 2001, computer hardware and software operations revenues consisted of the activities of Skyhub and Global Med. Included in computer hardware and software operations for the three months ended June 30, 2000 were the operations of Secutron. The businesses of Secutron ceased during the second quarter of the fiscal year ended September 30, 2000. Secutron was included in the eServices business segment while Global Med is included in the eMedical business segment.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS CONTINUED

Cost of Sales and Operating Expenses

Cost of sales and operating expenses increased from $1,801,136 for the three months ended June 30, 2000 to $6,475,128 for the three months ended June 30, 2001. This increase of $4,673,992, or 260%, is primarily due to increases in computer cost of sales of $799,772 and general and administrative of $3,448,676.

Computer hardware and software costs increased $799,772, for the three months ended June 30, 2001. The increase primarily correlates to the increase in sales. Sales decreased in the three months ended June 30, 2000 primarily because the businesses of Secutron ceased during the second quarter of the fiscal year ended September 30, 2000. The costs for the three months ended June 30, 2001 consisted of the activities of Skyhub and Global Med.

General and administrative expenses increased $3,448,676, or 229%, for the three months ended June 30, 2001 from the three months ended June 30, 2000 primarily due to lease exist costs that were accrued of approximately $900,000 and the consolidation of Global Med.

Depreciation and amortization expense increased $356,519 primarily due to amortization of goodwill resulting from the purchase of Global Med.

Other Income (Expense)

The equity in the loss of the unconsolidated affiliates relates to eVision’s share of the loss sustained by APR during the period January 1, 2001 through June 30, 2001.

Liquidity and Capital Resources

As of June 30, 2001, eVision had $5,538,945 of cash and cash equivalents and a deficit in working capital. Cash flows used in operating activities during the nine months ended June 30, 2001, totaled $10,405,034 consisting, in large part, of the increases in eBanker’s credit card facilities. Cash flows provided by investing activities during the nine months were $6,018,144, and consisted primarily of the repayments on the credit card accounts receivable of $6,707,798, the cash included from the consolidation of Global Med of $1,566,172, proceeds received from the repayment of notes receivable of $1,000,000 and the sale of parent company stock of $1,007,877, net of the payment for the purchase of the credit card accounts receivable of $2,980,022. Cash flows used in financing activities during the nine months totaled $1,306,253, which consisted primarily of the cash dividend payment on eVision’s Convertible Series B-1 Preferred Stock and repayment of convertible debentures, related party.

The Company previously sold Online Credit a ten year $4,000,000 10% Convertible Debenture that is convertible into shares of common stock and an option to purchase a ten year $11,000,000 12%, as amended, Convertible Debenture that is convertible into shares of common stock of eVision. Online Credit has purchased a total of $8,000,000 in convertible debentures to date. The remaining $7,000,000 available under the option was canceled by Online Credit on August 19, 2001. The option to purchase the $11,000,000 12% Convertible Debenture has $7,000,000 available remaining under option. The accrued interest of $212,111 on the convertible debentures as of September 30, 2000 was paid by the issuance of 428,583 shares of eVision’s common stock during the nine months ended June 30, 2001. The principal is due in December 2007, except for one installment of $500,000 that was due March 2002. In May 2001 the Company agreed to repay $660,000 of the convertible debentures for $600,000. The difference of $60,000 was credited to additional paid-in-capital. Online Credit has agreed to allow eVision to pay interest on these convertible debentures in cash or in shares of eVision common stock, at eVision’s option, until April 1, 2002.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS CONTINUED

On June 8, 2001, eVision and Online Credit, entered into an agreement whereby eVision agreed to pay $7,314,316 of principal and interest, in the form of transferring ownership of assets, to Online Credit in satisfaction of certain convertible debentures outstanding subject to the approval of the eVision shareholders. See Note 8 to the unaudited consolidated financial statements. If the agreement is approved by the shareholders, the Company will substantially reduce its assets and its convertible debentures due to Online Credit.

During the nine months ended June 30, 2001 and 2000, the Company incurred losses and used significant amounts of cash in operations and at June 30, 2001 has an accumulated deficit of $38,349,901. For the nine months ended June 30, 2001, the Company used cash of $10,405,034 in operating activities. The Company’s cash portion of the dividend payment on its Convertible Series B-1 Preferred Stock at April 30, 2001 was made by Online International pursuant to a guaranty by Online International. Management anticipates that the cash, accounts receivable balances, recurring revenues, proceeds from the sales of securities and investments held will provide sufficient working capital for the near term; however, without additional financing the Company may not continue as a going concern.

Inflation

The effect of inflation on the Company’s operations is not material and is not anticipated to have any material effect in the future.

EXHIBIT B

ASSET PURCHASE AGREEMENT

Among

Online Credit Limited

as the Purchaser

and

eVision USA.Com, Inc.

as the Seller

Dated:

June 8, 2001

1

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT, dated as of June 8, 2001, is entered into by eVision USA.Com, Inc. and Online Credit Limited.

        WHEREAS, eVision and Online entered into four separate outstanding Debenture Debt agreements whereby Online provided a total original of $7,500,000 in loans to eVision; and

        WHEREAS, eVision desires to pay a significant portion of this Debenture debt and Online agrees to accept assets in consideration of the Debenture Debt;

        NOW THEREFORE, in consideration of the terms, conditions, and covenants herein contained, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

When used in this Agreement, the following terms shall have the respective meanings set forth below:

“Agreement” shall mean this Asset Purchase Agreement, including all exhibits and schedules thereto, as the same may hereafter be amended, modified or supplemented from time to time.

“Assets” shall mean

1)	all debt, equity and derivative instruments of eBanker that eVision owns, except that owned by eVision’s subsidiary American Fronteer Financial Corporation, as of the date of this Agreement consisting of:

a. 1 Series A preferred share,

b. 1,083,533 common shares,

c. 330,000 warrants to purchase shares @ $3.00 expiring 8/11/03,

d. 307,692 warrants to purchase shares @ $8.00 expiring 3/31/05,

e. 307,692 warrants to purchase shares @ $9.00 expiring 3/31/05 and

f. $660,000 face value in 10% convertible debentures;

2)	all shares of Global Growth that eVision owns as of the date of this Agreement; and

2

3)	1,050,000 shares of Global Med that eVision owns as of the date of this Agreement.

“Business” shall mean all business conducted by the companies underlying the Assets, as currently constituted and operated and as the same continues to be constituted and operated until the Closing.

“Closing” shall mean the consummation of the transactions contemplated in this Agreement which will occur on the Effective Time.

“Contracts and Other Agreements” shall mean all contracts, agreements, warranties, guaranties, indentures, bonds, options, leases, subleases, easements, mortgages, plans, collective bargaining agreements, licenses, purchase orders, sales orders, commitments or binding arrangements of any nature whatsoever, express or implied, written or unwritten, and all amendments thereto, entered into by or binding upon the Business or to which any of its properties may be subject, other than those, if any which constitute Excluded Assets or relate exclusively to the Excluded Assets.

“Debenture Debt” shall mean debt pursuant to the four outstanding debenture agreements between eVision and Online being:

°	The $4,000,000 10% Convertible Debenture Due December 15, 2007 dated December 30, 1997 and all subsequent amendments;
°	The $1,500,000 10% Convertible Debenture Due December 15, 2007 dated May 17, 1998;
°	The $1,000,000 10% Convertible Debenture Due December 15, 2007 dated August 5, 1998; and
°	The $1,000,000 12% Convertible Debenture Due December 15, 2007 dated November 17, 1998 which subsequently had $160,000 in principal paid down under the “Supplemental Letter of Agreement to the $500,000 12% convertible debenture due March 24, 1999 dated September 25, 1998 and all subsequent amendments issued by eVision to Online Credit and the $1,000,000 12% convertible debenture due December 15, 2007 dated November 17, 1998 issued by eVision to Online Credit” dated May 24, 2001.

“Documents” shall mean documents referenced in this Agreement including documents to be drafted pursuant to a provision in this Agreement.

“eBanker” shall mean eBanker USA.com, Inc., a Colorado, USA company.

“Effective Time” shall mean five (5) business days following the date of the Agreement as stated in the heading of this Agreement.

“eVision” shall mean eVision USA.Com, Inc., a Colorado, USA company.

“Excluded Assets” shall mean all assets not defined as Assets, including any receivables, payables or agreements between the companies underlying the Assets and eVision.

“Global Growth” shall mean Global Growth Inc., a British Columbia, Canada company.

“Global Med” shall mean Global Med Technologies, Inc., a Colorado, USA company.

“Law” shall mean any law, statute, regulation, ordinance, requirement, announcement or other binding action or requirement of an authority.

“Lien or Other Encumbrance” and “Lien and Other Encumbrance” shall mean any lien, pledge, mortgage, security interest, lease, charge, conditional sales contract, option, restriction, reversionary interest, right of first refusal, voting trust arrangement, preemptive right, claim under bailment or storage contract, easement or any other adverse claim or right whatsoever.

3

“Online” shall mean Online Credit Limited, a Hong Kong company.

“Parties” shall mean Online and eVision collectively.

ARTICLE II

PAYMENT AND SATISFACTION OF DEBENTURE DEBT

2.1	Payment of Debenture Debt. Upon the Closing of this Agreement, eVision shall pay $7,314,316 to Online in satisfaction of certain Debenture Debt. As payment of the $7,314,316, eVision shall deliver the Assets to Online. Subject to the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties of eVision and Online herein set forth, at the Closing, eVision shall sell, transfer, convey, assign and deliver to Online, by appropriate deeds, bills of sale, assignments and other instruments satisfactory to the Online and its counsel, all of eVision’s right, title and interest, as of the Effective Time, in and to the Assets. Online agrees to accept the Assets in reduction of the Debenture Debt in the amount of $7,314,316.

eVision shall deliver to Online the certificates, or transfer such assets to accounts designated by Online.

The Assets shall be conveyed free and clear of all liabilities, obligations, Liens and Other Encumbrances, excepting only those liabilities and obligations which are expressly to be assumed by Online hereunder and those Liens and Other Encumbrances securing the same which are specifically disclosed herein or expressly permitted by the terms hereof.

2.2	Satisfaction of Debenture Debt. As consideration, eVision’s payment shall satisfy $7,314,316 of Debenture Debt that Online currently holds, consisting of $6,749,924 in principal and $564,392 in accrued and unpaid interest. Accrued and unpaid interest is based on a date of May 31, 2001. No interest will accrue on the $6,749,924 in debenture principal that is satisfied by this agreement subsequent to May 31, 2001. The Parties understand that the interest amount of $564,392 is approximated, but it is understood that as at May 31, 2001 eVision will have no outstanding balance of accrued but unpaid interest due to Online for the Debentures. Online agrees to execute Debenture Cancellation Agreements, substantially in the same form as that attached as Schedule A.

2.3	Remaining Outstanding Debenture Debt. The remaining outstanding Debenture Debt shall be evidenced with a $590,076 Debenture due 2007 bearing 8% interest. This Debenture shall be evidenced in a contract substantially in the same form as that attached as Schedule B.

2.4	Cancellation of eVision Management Agreement. Subject to the consent of eBanker, which shall be sought upon the Closing of this Agreement, eVision agrees to cancel its management agreement with eBanker, dated August 10, 1998.

2.5	Cancellation of Inter-Company Payables owed to eVision by Global Growth. As consideration eVision agrees to cancel and forgive all inter-company payables, including but not limited to a loans owed to eVision by Global Growth.

2.6	Business Examinations and Physical Investigations of Assets. Prior to the Effective Time and for a reasonable time thereafter Online shall be entitled, through its employees and representatives, to make such investigations and examinations of the Business of the Assets as Online may request. In order that Online may have the full opportunity to do so, eVision will furnish Online and its representatives during such period with all information concerning the Business of the Assets as Online or such representatives may request and cause the Business’ officers, employees, consultants, agents, accountants and attorneys to cooperate fully with Online and such representatives and to make full disclosure of all information and documents requested by Online and/or such representatives. Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances. No investigation by Online shall, however, diminish or obviate in any way, or affect Online’s right to rely upon, any of the representations, warranties, covenants or agreements of eVision contained in this Agreement or in any other eVision Document. Whether or not the Closing shall take place, eVision hereby waives any cause of action, right, or claim arising out of the access of Online or its representatives to any trade secrets or other confidential business information of eVision from the date of this Agreement until the Closing Date, except for the intentional competitive misuse by Online or its representatives of such trade secrets or other confidential business information if the Closing does not take place.

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2.7	Transactions at the Closing. At the Closing, the following shall occur:

a. Online shall designate instruments of sale, transfer, conveyance, assignment and confirmation, and eVision shall take such further actions, as Online may reasonably deem necessary or desirable in order to convey Assets to Online, and to confirm Online’s title to, all of the Assets, to put Online in actual possession and operating control thereof and to assist Online in exercising all rights with respect thereto; and

b. eVision shall deliver relevant books and records of the Assets to Online.

ARTICLE III

ASSUMPTION OF LIABILITIES

3.1	Liabilities Not Assumed. Except to the extent expressly assumed by Online, Online shall not assume or be liable for any liabilities or obligations of the Assets, whether the same are direct or indirect, fixed, contingent or otherwise, known or unknown, whether existing at the Effective Time or arising thereafter as a result of any act, omission or circumstance taking place prior to the Effective Time.

To the extent that the assignment of any contract, license, lease, commitment, or receivable to be assigned to Online shall require the consent of any other party to such contract, license, lease, commitment, or receivable, this agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof. eVision shall use its best efforts to obtain the consent of the other party to such contract, license, lease, commitment, or receivable to the assignment thereof to Online. If such consent is not obtained on or before the Closing Date, eVision shall cooperate with Online in any reasonable arrangement designed to provide for Online the benefits under any such contract, license, lease, commitment, or receivable, including enforcement, at the cost and for the benefit of Online, of any and all rights of eVision against the other party thereto arising out of the breach or cancellation by such other party or otherwise.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF eVISION

eVision hereby represents and warrants to Online:

4.1	Organization and Good Standing. eVision is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation; has all requisite power to own, lease and operate its assets, properties and business and to carry on its business as conducted during the twelve-month period prior to the date hereof, as now conducted and as proposed to be conducted; and is duly qualified or licensed to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of its business or the location of its properties requires such qualification or licensing, except for such jurisdictions where the failure to so qualify or be licensed would not have any adverse effect on the enforceability of any of the material Contracts or the eVision’s ability to bring lawsuits, or a material adverse effect upon the condition (financial or otherwise), assets, liabilities, Business, operations or prospects of the Assets, or eVision’s ability to perform fully its obligations under this Agreement and the other eVision Documents.

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4.2	Authority to Execute and Perform Agreements. eVision has all requisite power, authority and approvals required to enter into, execute and deliver this Agreement and all of the other eVision Documents and to perform fully the eVision’s obligations hereunder and thereunder.

4.3	Due Authorization; Enforceability. eVision has taken all actions necessary to authorize it to enter into and perform fully its obligations under this Agreement and all of the other eVision Documents and to consummate the transactions contemplated herein and therein. This Agreement is, and as of the Closing Date, the other eVision Documents will be, the legal, valid and binding obligations of eVision, enforceable in accordance with their respective terms.

4.4	No Violation. Neither the execution or delivery by eVision of this Agreement or any of the eVision Documents nor the consummation of the transactions contemplated herein or therein will: (a) violate any provision of the Articles of Incorporation, bylaws or other charter documents of the eVision; (b) violate, conflict with or constitute a default under, permit the termination or acceleration of, or cause the loss of any rights or options under, any material Contract; (c) require any authorization, consent or approval of, exemption or other action by, or notice to, any party to any material contract; (d) result in the creation or imposition of any Lien or Other Encumbrance upon any of the Assets which is of a character not permitted by this Agreement; or (e) violate or require any consent or notice under any Law or order to which eVision or any of its properties is subject.

ARTICLE V

FINANCIAL CONDITION

5.1	Financial Statements. eVision has presented to Online its audited balance sheets of the Businesses, the related statements of income and retained earnings and the related statements of changes of financial position or cash flows, which where required are, certified by the eVision’s independent certified public accountants, whose reports thereon are included therewith, and said financial statements (a) were prepared in accordance with the books and records of eVision; (b) were prepared in accordance with generally accepted accounting principles consistently applied (except that of the unaudited balance sheets and the related statements of income do not contain all of the information required by generally accepted accounting principles); (c) fairly present the Business’ financial condition and the results of its operations as of the relevant dates thereof and for the periods covered thereby; (d) contain and reflect all necessary adjustments and accruals for a fair presentation of the Business’ financial condition and the results of its operations for the periods covered by said financial statements (except that the unaudited balance sheet, and the related statements of income are subject to year-end audit and adjustments, the net effect of which will not represent a material adverse change in the financial condition of the Business); and (e) with respect to contracts and commitments for the sale of goods or the provision of services by eVision, contain and reflect adequate reserves for all reasonably anticipated material losses and costs and expenses in excess of expected receipts.

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5.2	Absence of Certain Changes. Except where specifically indicated herein, eVision has held the Assets only in the ordinary course consistent with its past practices and has not:

a. suffered any change, event or condition which, in any case or in the aggregate, has had or could reasonably be expected to have a material adverse effect upon the Asset’s condition (financial or otherwise), assets, liabilities, Business, operations or prospects, the value or utility of the Assets, or eVision’s ability to consummate the transactions contemplated herein;

b. suffered any destruction, damage to or loss of any Asset (whether or not covered by insurance) which could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise), assets, liabilities, Business, operations, or prospects of the Assets, the value or utility of the Assets or eVision’s ability to consummate the transactions contemplated herein;

c. discharged or satisfied any Lien or Other Encumbrance affecting any of the Assets other than those then required to be discharged or satisfied, or paid any obligation or liability, whether absolute, accrued, contingent or otherwise, and whether due or to become due, other than current liabilities shown on the Balance Sheet and current liabilities incurred since the Balance Sheet Date in connection with the purchase of goods or services in the ordinary course of the Business and consistent with its prior practices;

d. mortgaged, pledged or subjected any of the Assets to any Lien or Other Encumbrance;

e. sold, transferred, leased to others or otherwise disposed of any of the Assets;

f. amended or terminated any material Contract or any License or Permit or received any notice of termination of any of the same; and

g. instituted, settled or agreed to settle any litigation, action, proceeding or investigation before any court or governmental body relating to eVision or to the Assets or suffered any actual or threatened litigation, action, proceeding or investigation before any court or governmental body relating to eVision or the Assets.

ARTICLE VI

CORPORATE CONDITION

6.1	General. eVision has in all material respects complied with, and is now in all material respects in compliance with, all Laws and Orders applicable to eVision or the Assets or the operation of the Business, and no material capital expenditures will be required in order to insure continued compliance therewith. No other franchise, license, permit, order or approval of any Authority is material to or necessary to operate the Assets as previously conducted during the twelve-month period prior to the date hereof, as presently conducted or as proposed to be conducted.

6.2	Litigation. An accurate and complete description of every pending or, to the knowledge of the eVision, threatened adverse claim, dispute, governmental investigation, suit, action (including, without limitation, nonjudicial real or personal property foreclosure actions), arbitration, legal, administrative or other proceeding of any nature, domestic or foreign, criminal or civil, at law or in equity, by or against or otherwise affecting the Assets, as known by eVision, has been presented to Online. eVision has delivered to Online copies of all relevant court papers and other documents relating to the matters.

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6.3	Title to Assets. Without limiting the representations and warranties as to specific classes of Assets contained elsewhere herein, eVision has good and marketable title to each of the Assets owned by it and the valid and enforceable right to receive and/or use each of the Assets in which eVision has any other interest, free and clear of all Liens and Other Encumbrances. The delivery to Online of the instruments of transfer of ownership contemplated by this Agreement will at the Effective Time vest good and marketable title to, or the valid and enforceable right to receive and/or use, each such Asset in Online, free and clear of all Liens and Other Encumbrances.

6.4	Full Disclosure. eVision has heretofore made all of the Books and Records available to Online for its inspection and has heretofore delivered to Online copies of all agreements and documents. All documents and other papers delivered to Online by or on behalf of eVision in connection with this Agreement and the transactions contemplated herein are accurate, complete and authentic. Furthermore, the information furnished to Online by or on behalf of eVision in connection with this Agreement and the transactions contemplated herein does not contain any untrue statement of a material fact and does not omit to state any material fact necessary to make the statements made, in the context in which they are made, not false or misleading. There is no fact which eVision has not disclosed to Online in writing which could reasonably be expected to have a Material adverse effect upon the condition (financial or otherwise), assets, liabilities, business, operations, properties or prospects of the Assets.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF ONLINE

Online represents and warrants to eVision as follows:

7.1	Organization and Good Standing. Online is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation; has all requisite power to own, lease and operate its assets, properties and business and to carry on its business as conducted during the twelve-month period prior to the date hereof, as now conducted and as proposed to be conducted; and is duly qualified or licensed to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of its business or the location of its properties requires such qualification or licensing, except for such jurisdictions where the failure to so qualify or be licensed would not have any adverse effect on the enforceability of any of the material Contracts or Online’s ability to bring lawsuits, or a Material adverse effect upon the condition (financial or otherwise), assets, liabilities, Business, operations or prospects of the Online, or Online’s ability to perform fully its obligations under this Agreement and the other Online Documents.

7.2	Authority to Execute and Perform Agreements. Online has all requisite power, authority and approvals required to enter into, execute and deliver this Agreement and all of the other Online Documents and to perform fully Online’s obligations hereunder and there under.

7.3	Due Authorization; Enforceability. Online has taken all actions necessary to authorize it to enter into and perform fully its obligations under this Agreement and all of the other Online Documents and to consummate the transactions contemplated herein and therein. This Agreement is, and as of the Closing Date, the other Online Documents will be, the legal, valid and binding obligations of Online, enforceable in accordance with their respective terms.

7.4	No Violation. Neither the execution or delivery by eVision of this Agreement or any of Online Documents nor the consummation of the transactions contemplated herein or therein will: (a) violate any provision of the Articles of Incorporation, bylaws or other charter documents of Online; (b) violate, conflict with or constitute a default under, permit the termination or acceleration of, or cause the loss of any rights or options under, any material Contract; (c) require any authorization, consent or approval of, exemption or other action by, or notice to, any party to any material Contract; (d) result in the creation or imposition of any Lien or Other Encumbrance upon any of the Assets which is of a character not permitted by this Agreement; or (e) violate or require any consent or notice under any Law or Order to which eVision, the Business or any of its properties is subject.

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ARTICLE VIII

CORPORATE CONDITION OF ONLINE

8.1	General. Online has in all material respects complied with, and is now in all material respects in compliance with, all Laws and orders applicable to Online or the Debentures, and no material capital expenditures will be required in order to insure continued compliance therewith. No other franchise, license, permit, order or approval of any Authority is material to or necessary regarding the Debentures.

8.2	Litigation. An accurate and complete description of every pending or, to the knowledge of the Online, threatened adverse claim, dispute, governmental investigation, suit, action (including, without limitation, non-judicial real or personal property foreclosure actions), arbitration, legal, administrative or other proceeding of any nature, domestic or foreign, criminal or civil, at law or in equity, by or against or otherwise affecting the Debentures, as known by Online, has been presented to eVision. Online has delivered to eVision copies of all relevant court papers and other documents relating to the subject matter.

8.3	Absence of Certain Changes. Except where specifically indicated herein, Online has held the Debentures only in the ordinary course consistent with its past practices and has not:

a. discharged or satisfied any Lien or Other Encumbrance affecting any of the Debentures other than those then required to be discharged or satisfied, or paid any obligation or liability, whether absolute, accrued, contingent or otherwise, and whether due or to become due, other than current liabilities shown on the Balance Sheet and current liabilities incurred since the Balance Sheet Date in connection with the purchase of goods or services in the ordinary course of the Business and consistent with its prior practices;

b. mortgaged, pledged or subjected any of the Debentures to any Lien or Other Encumbrance;

c. sold, transferred, leased to others or otherwise disposed of any of the Debentures; and

d. instituted, settled or agreed to settle any litigation, action, proceeding or investigation before any court or governmental body relating to Online or to the Debentures or suffered any actual or threatened litigation, action, proceeding or investigation before any court or governmental body relating to Online or the Debentures.

8.4	Financial statements. Online represents that it has received and reviewed the financial statements of the Assets.

8.5	Full Disclosure. Online has reviewed all records relating to the Assets available to Online for its inspection.

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8.6	Purchase for Investment. Online represents that its purchase hereunder is being made for its own account for investment, and with no present intention of resale. Certain stock certificates presenting the shares purchased under this agreement may be endorsed with the following restrictive legend:

“The Shares represented by this certificate have not been registered under the Securities Act of 1933, and said Shares may not be offered or sold and no transfer will then be made by Online or its transferee except in compliance with the Securities Act of 1933 and the rules and regulations promulgated there under.”

ARTICLE IX

INDEMNIFICATION

9.1	Indemnification. eVision and Online agree to indemnify, defend, and hold the other party harmless from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, including interest, penalties, and reasonable attorney’s fees, assessed against, resulting to, imposed upon or incurred by the other party by reason of or resulting from a breach of any representation, warranty or covenant of that party contained in this Agreement.

ARTICLE X

RELEASE

10.1	Releases. Except for the covenants, agreements, representations, and warranties made herein by the parties and in the assignments and documents to be delivered at the Closing, none of which are hereby released, Online hereby releases eVision, its affiliates, and its respective officers, directors, and employees of and from all claims, demands, and liabilities relating to the Assets that arise after the Effective Date.

ARTICLE XI

DISPUTE RESOLUTION

11.1	Resolution of Disputes. In the event of a dispute as to this Agreement and upon written notice to the other party citing this provision, both Parties, including the involvement of the Parties’ respective Board of Directors, agree to negotiate in good faith towards resolution of the dispute.

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a. Expedited Arbitration. In the event that negotiation pursuant to this section does not result in a resolution, disputes shall be resolved by and through an expedited arbitration (“Expedited Arbitration’’) proceeding to be conducted under the auspices of the American Arbitration Association (or any like organization successor thereto) at Denver, Colorado. Such arbitration proceeding shall be conducted in as expedited a manner as is then permitted by the commercial arbitration rules (formal or informal) of the American Arbitration Association. Both the foregoing agreement of the parties to arbitrate any and all such claims, and the results, determination, finding, judgment and/or award rendered through such Expedited Arbitration, shall be final and binding on the parties hereto and may be specifically enforced by legal proceedings. Arbitration may only be initiated after written notice to the other party that negotiations have failed.

b. Procedure. Any such Expedited Arbitration may be initiated by written notice from either party to the other which shall be a compulsory and binding proceeding on each party. The Expedited Arbitration shall be conducted before a panel of one arbitrator selected in accordance with the rules pertaining to expedited arbitration. The costs of said arbitrator and the Expedited Arbitration shall be borne equally by the parties hereto. Each party shall bear separately the cost of their respective attorneys, witnesses and experts in connection with such Expedited Arbitration. Time is of the essence of this Expedited Arbitration procedure, and the arbitrator shall be instructed and required to render his decision within ten (10) days following completion of the Expedited Arbitration.

c. Venue and Jurisdiction. Any and all legal proceedings to enforce this Agreement (including any action to compel Expedited Arbitration hereunder or to enforce any award or judgment rendered thereby), shall be governed in accordance with the laws of Colorado.

d. Exclusive Remedy. The parties agree that arbitration as set forth above shall be the sole means of resolving any disputes, claims and controversies among them arising out of this Agreement.

e. WAIVER OF JURY TRIAL. BOTH PARTIES HEREBY WAIVE THEIR RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT.

ARTICLE XII

MISCELLANEOUS

12.1	Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.2	Further Assurances.

a. Future Documents. From time to time following the execution of this Agreement, the Parties shall execute and deliver, or cause to be executed and delivered, to the other party such documents of conveyance and transfer, in form reasonably satisfactory to the other party, as the other party may reasonably request.

b. Supporting Documents. Parties and their counsel shall have reasonable access to the following supporting documents of the other Parties: copies of the Articles of Incorporation, bylaws, resolutions, and other corporate documents of each Party and all amendments thereto.

12.3	Notices. All notices that are required or may given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if delivered by hand or via a national overnight courier service or mailed by registered or certified mail postage prepaid, as follows:

              If to eVision:   eVision USA.Com, Inc.
                               1888 Sherman Street, 5th Floor
                               Denver, CO 80203
                               Attention: Robert Trapp, Director

              If to Online:    Online Credit Limited
                               2601, Island Place Tower
                               510 King's Road
                               North Point,
                               Hong Kong
                               Attention: Fai Chan, Chairman
All notices, requests and other communications shall be deemed given on the date of actual receipt or delivery as evidenced by written receipt, acknowledgement or other evidence of actual receipt or delivery to the address. In case of service by telecopy, a copy of such notice shall be personally delivered or sent by registered or certified mail, in the manner set forth above, within three (3) business days thereafter. Either party hereto may from time to time by notice in writing served as set forth above designate a different address or a different or additional person to which all such notices or communications thereafter are to be given.

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12.4	Waivers. Parties, may, by written notice to the other party:

a. extend the time for the performance of any of the obligations or other actions of the other party under this Agreement;

b. waive any inaccuracies in the representations or warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement;

c. waive compliance with any of the conditions or covenants of the other party contained in this Agreement; or

d. waive performance of any of the obligations of the other party under this Agreement.

The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

12.5	Amendments, Supplements. This Agreement may only be amended by written document, signed by the Parties.

12.6	Entire Agreement. This Agreement, and any Schedules and Amendments, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. No representation, warranty, promise, inducement or statement of intention has been made by any party which is not embodied in this Agreement or such other documents, and neither eVision, on the one hand, nor Online, on the other hand, shall be bound by, or be liable for, any alleged representation, warranty, promise, inducement or statement of intention not embodied herein.

12.7	Applicable Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado. All parties agree to the jurisdiction of the State of Colorado and agree to resolve disputes in the courts of Colorado.

12.8	Binding Effect; Benefits. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

12.9	Assignment. Neither this Agreement nor any of the Parties’ rights hereunder shall be assignable by any party hereto without the prior written consent, of which shall not be unreasonably withheld, of the other party hereto.

12.10	Required Regulatory Approval. This Agreement is subject to the Parties receiving all required approval from their respective regulatory authorities, if required, including but not limited to the Hong Kong Stock Exchange.

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ARTICLE XIII

EXPENSES; CONFIDENTIALITY

13.1	Expenses of Sale. Each Party shall bear its own direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and the consummation and performance of the transactions contemplated herein.

13.2	Confidentiality. Subject to any obligation to comply with (i) any Law (ii) any rule or regulation of any Authority or securities exchange or (iii) any subpoena or other legal process to make information available to the Persons entitled thereto, whether or not the transactions contemplated herein shall be concluded, all information obtained by any party about any other and all of the terms and conditions of this Agreement shall be kept in confidence by each party, and each party shall cause its shareholders, directors, officers, employees, agents and attorneys to hold such information confidential. Such confidentiality shall be maintained to the same degree as such party maintains its own confidential information and shall be maintained until such time, if any, as any such data or information either is, or becomes, published or a matter of public knowledge; provided, however, that the foregoing shall not apply to any information obtained by the Parties through its own independent investigations of eVision or received by the Parties from a third party not under any obligation to keep such information confidential nor to any information obtained by the Parties which is generally known to others engaged in the trade or business of the Parties; and provided, further, that from and after the Closing, the Parties shall be under no obligation to maintain confidential any such information concerning the Agreement. If this Agreement shall be terminated for any reason, each party shall return or cause to be returned to the other all written data, information, files, records and copies of documents, worksheets and other materials obtained by such party in connection with the transactions contemplated herein.

13.3	Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated herein shall be issued without advance written approval of the form and substance thereof by the Parties; provided, however, that such restrictions shall not apply to any disclosure required by regulatory authorities, applicable Law or the rules of any securities exchange which may be applicable.

_______________________________________________________________________________________________________________

(the rest of this page is left intentionally blank)

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        IN WITNESS WHEREOF, this Asset Purchase Agreement has been duly executed and delivered by the Parties hereto as of the date first written.

EVISION USA.COM, INC.

By:    /X/  Robert H. Trapp

Title:   Managing Director

ONLINE CREDIT LIMITED

By:   /X/  Peter Wong

Title:   Director

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Schedule A:

Debenture Cancellation Agreement
between
Online Credit Limited
and
eVision USA.Com, Inc.

__________, 2001

As stipulated in, and for consideration stated in, the Asset Purchase Agreement between Online Credit Limited (Online) and eVision USA.Com, Inc. dated __________, 2001, Online hereby cancels the outstanding balance of [insert one:

°	The $4,000,000 10% Convertible Debenture Due December 15, 2007 dated December 30, 1997 and all subsequent amendments

°	The $1,500,000 10% Convertible Debenture Due December 15, 2007 dated May 17, 1998

°	The $1,000,000 10% Convertible Debenture Due December 15, 2007 dated August 5, 1998

°	The $1,000,000 12% Convertible Debenture Due December 15, 2007 dated November 17, 1998 which subsequently had $160,000 in principal paid down under the “Supplemental Letter of Agreement to the $500,000 12% convertible debenture due March 24, 1999 dated September 25, 1998 and all subsequent amendments issued by eVision to Online Credit and the $1,000,000 12% convertible debenture due December 15, 2007 dated November 17, 1998 issued by eVision to Online Credit” dated May 24, 2001.]

ONLINE CREDIT LIMITED

By:

Title:

Agreed and accepted by:

EVISION USA.COM, INC.

By:

Title:

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Schedule B:

THE SECURITIES REPRESENTED BY THIS DEBENTURE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE CORPORATION.

eVISION USA.COM, INC.

8% Convertible Debenture Due __________________________

$__________________________

___________________________, _______________________

FOR VALUE RECEIVED, eVision USA.Com, Inc., a corporation duly organized and existing under the laws of the State of Colorado (the “Corporation”), hereby promises to pay to the order of Online Credit Ltd. (“Holder”) the principal sum of _____________________, (______________), with interest from the date hereof at the rate of 8% per annum. Interest only shall be payable on the ______________day of ____________________, ______________, with the final payment of the entire unpaid principal balance and all accrued and unpaid interest, if not sooner paid, due and payable on the __________ day of _________________, _____________ (the “Maturity Date”). At the election of Holder, interest due hereunder may be paid in shares of the Common Stock of the Corporation. The Common Stock shall be valued at the Market Conversion Price (as hereinafter defined) as of the business day before the date the interest is due.

        The unpaid principal amount of this convertible Debenture (“Debenture”) and all accrued and unpaid interest hereon shall be due and payable by the Corporation to the Holder on the Maturity Date.

        The Holder shall have the right, exercisable at the Holder’s option at any time and from time to time up to and including the Maturity Date (except that, id this Debenture shall be called for prepayment in full by the Corporation and the Corporation shall not thereafter default in the making of the prepayment, such right shall terminate at the close of business on the business day next preceding the date fixed for prepayment), to convert all or any part of the unpaid principal amount hereof into fully paid and non-assessable shares of Common Stock of the Corporation at the Conversion Price, as defined below, upon surrender or partial surrender of this Debenture to Debenture, upon surrender or partial surrender for conversion as aforesaid, shall be duly endorsed by or accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the Holder or by Holder’s duly authorized attorney. The Corporation shall not be required to issue fractional shares of Common Stock of the Corporation, but shall make adjustment therefore in cash based upon the Conversion Price of the Common Stock of the Corporation as of the date of the conversion. The certificate representing the shares of Common Stock issued upon conversion shall contain a legend restricting the transfer thereof similar to the legend that appears on the top of this Debenture.

        The term “Conversion Price”, as used with reference to any share of Common Stock on any specified date, shall mean the lesser of $0.35 or the Market Conversion Price. The Market Conversion Price shall be determined as follows:

(i) if such stock is listed and registered on any national securities exchange traded on the Nasdaq Stock Market ("Nasdaq"), the average closing sales price over the ten consecutive trading days prior to the date of conversion on such exchange or Nasdaq;

(ii) if such stock is not at the time listed on any such exchange or traded on Nasdaq but is traded on the OTC Bulletin Board, or if not, on the over-the-counter market as reported by the National Quotation Bureau or other comparable service, the average of the closing bid and asked prices for such stock over the ten consecutive trading days prior to the date of conversion; or

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(iii) if clauses (i) and (ii) above are not applicable, the fair value per share of such stock as determined in good faith and on a reasonable basis by the Board of Directors of the Corporation and, if requested, set forth in a certificate delivered to the holder of this Debenture upon the conversion hereof.

If any payment of interest or any payment of principal an interest, as the case may be, is not paid by the Corporation within five(5) business days after the date on which such payment shall have become due and payable under this Debenture or upon the bankruptcy or receivership of the Corporation (each, an “Event of Default”), the Holder may, by giving written notice to the Corporation, declare the unpaid principal amount hereof and all accrued and unpaid interest hereon to be immediately due and payable an upon such declaration, the unpaid principal and payable. Upon the occurrence and continuance of an Event of Default and upon notice from Holder to the Corporation, the rate of interest on the Debenture shall increase from 8% per annum to 18% per annum and the Conversion Price shall change to $0.10 per share of Common Stock:

Notwithstanding anything contained herein, Holder shall not be entitled to convert any part of the unpaid principal amount hereof into fully paid and nonassessable share of Common Stock of the Corporation if, at the time of conversion, the Corporation does not have sufficient shares of Common Stock authorized that are not issued and outstanding or reserved for issuance. In such event, the Holder shall only be entitled to convert such part of the unpaid principal amount hereof into such number of fully paid and nonassessable shares of Common Stock of the outstanding and not reserved for issuance. Upon the occurrence of any such election to convert, in the event the Corporation does not have a sufficient number of unissued and reserved shares of Common Stock authorized, the Corporation agrees to call a meeting of its shareholders to be held as soon as possible to propose an amendment to the Corporation’s Articles of Incorporation to increase the number of shares of Common Stock that the Corporation is authorized to issue to enable the Holder to completer the Holder’s requested conversion. Nothing contained herein shall prevent the Corporation from issuing and reserving for issuance such number of shares of the Corporation’s Common Stock as the Board of Directors of the Corporation deems appropriate, in its sole discretion, after the date hereof whether or not such issuance or reservation would prevent the Holder from exercising the Holder’s conversion rights contained herein.

Should the indebtedness represented by this Debenture or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at the trial or appellate level), or should this Debenture be placed in the hands of attorneys for collection upon the occurrence of an Event of Default, the Corporation agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collection, including reasonable attorneys’ fees.

This Debenture may be prepaid, in part or in whole, at the option of the Corporation, at any time or from time to time prior to the Maturity Date, to the Holder without premium or penalty, together with accrued interest to the date fixed for prepayment; provided, however, that prepayment in full of this Debenture by the Corporation shall require not less 30 nor more than 60 days prior notice of prepayment to the Holder.

Subject to compliance with the provision of the Securities Act of 1933, as amended, this Debenture is transferable in the manner authorized by law. Upon surrender of this Debenture for transfer, accompanied by a written instrument of transfer in form satisfactory to the Corporation, a new Debenture or Debentures, for a like aggregate principal amount, will be issued to the transferee.

Prior to the transfer of this Debenture, the Corporation may deem and treat all Holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue) for the purpose of receiving payment of or on account of the principal hereof and interest hereon, and for all other purposes, and the Corporation shall not be affected by any notice to the contrary.

Except as expressly provided for herein, the Corporation hereby waives presentment, demand, notice of demand, protest, notice of protest and notice of dishonor an any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement.

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This Debenture shall be governed and construed in accordance with the laws of the State of Colorado.

IN WITNESS WHEREOF, eVision USA.Com, Inc. caused this Debenture to be signed by a duly authorized officer on the date first above written.

                                                                                                      eVISION USA.COM, INC.

                                                                                                      By:

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ASSET PURCHASE AGREEMENT EXTENSION

This ASSET PURCHASE AGREEMENT EXTENSION, dated as of June 26, 2001, is entered into by eVision USA.Com, Inc. (eVision) and Online Credit Limited (Online).

      WHEREAS, eVision and Online entered into four separate outstanding debt agreements (Debenture Debt) whereby Online provided a total original value of $7,500,000 in loans to eVision being:

°	The $4,000,000 10% Convertible Debenture Due December 15, 2007 dated December 30, 1997 and all subsequent amendments;

°	The $1,500,000 10% Convertible Debenture Due December 15, 2007 dated May 17, 1998;

°	The $1,000,000 10% Convertible Debenture Due December 15, 2007 dated August 5, 1998; and

°	The $1,000,000 12% Convertible Debenture Due December 15, 2007 dated November 17, 1998 which subsequently had $160,000 in principal paid down under the “Supplemental Letter of Agreement to the $500,000 12% convertible debenture due March 24, 1999 dated September 25, 1998 and all subsequent amendments issued by eVision to Online Credit and the $1,000,000 12% convertible debenture due December 15, 2007 dated November 17, 1998 issued by eVision to Online Credit” dated May 24, 2001;

          WHEREAS, eVision desires to pay a significant portion of this Debenture debt and Online agrees to accept assets in consideration of the Debenture Debt;

          WHEREAS, eVision and Online entered into an Asset Purchase Agreement dated June 8, 2001 (Asset Purchase Agreement) in order for eVision to sell assets in consideration of the Debenture Debt; and

          WHEREAS, eVision is required to disseminate a proxy to obtain shareholders’ approval as a condition of the completion of the Asset Purchase Agreement;

          NOW THEREFORE, eVision and Online Credit agree to extend the Effective Time of the Asset Purchase Agreement for 120 days from the date of this Agreement unless terminated or extended by mutual agreement of Online and eVision in writing; and

          eVision and Online agree to treat the transaction underlying the Asset Purchase Agreement to have been previously consummated unless disapproved by eVision shareholders. If disapproved, eVision will reimburse Online for any costs incurred support the assets underlying the Asset Purchase Agreement.

ONLINE CREDIT LIMITED

By:   /X/  Fai H. Chan

Title:   Chief Executive Officer

eVISION USA.COM, INC.

By:   /X/  Robert H. Trapp

Title:   Managing Director

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PROXY

eVISION USA.COM, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 7, 2001

        The undersigned hereby constitutes and appoints Fai H. Chan and Robert H. Trapp, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned’s shares of $0.01 par value common stock (“Common Stock”) of eVision USA.Com, Inc. (the “Company”) at a Special Meeting of Stockholders (the “Meeting”) to be held in 1888 Sherman Street, Suite 500, Denver, Colorado 80203, on November 7, 2001, at 10:00 a.m. Mountain Time, and at all adjournment(s) thereof for the following purposes:

        The sale to Online Credit Limited of (i) all debt, equity and derivative instruments of eBanker USA.com, Inc. owned by the Company, except such instruments owned by the Company’s subsidiary American Fronteer Financial Corporation, (ii) all shares of Global Growth Management Inc., a wholly owned subsidiary of the Company, and (iii) 1,050,000 shares of the common stock of Global Med Technologies, Inc., a consolidated subsidiary of eBanker, all in exchange for the cancellation of $7,314,316 of debt owed by the Company to Online Credit Limited, a new option granted by eBanker, backed by an option hedge agreement between eBanker and Online Credit, to the Company to purchase 543,177 shares, or approximately 50% of Online Credit Limited’s ownership after the proposed transfer described above, approximately 20% of the total outstanding common stock, of the common stock of eBanker USA.com, Inc. exercisable at $4.07 per share on or before December 31, 2001, at $4.31 per share on or before December 31, 2002 and at $4.57 per share on or before December 31, 2003, and that will expire on December 31, 2003.

                                   [    ]    FOR         [    ]       AGAINST       [    ]   ABSTAIN FROM VOTING

        An amendment to Article I of the Company’s Articles of Incorporation to change the name of the Company from “eVision USA.Com, Inc.” to “eVision International, Inc.”

                                   [    ]    FOR         [    ]       AGAINST       [    ]   ABSTAIN FROM VOTING

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR THE ITEM LISTED ABOVE.

        The undersigned hereby acknowledges receipt of the Notice of a Special Meeting of Stockholders and the Proxy Statement furnished therewith.

                                                                                                               Dated and Signed:

                                                                                                               __________________________________________, 2001

Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustee, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.